UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant To Section 14(a) of the

Securities Exchange Act of 1934

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LiveDeal, Inc.

(Name of Registrant as Specified In Its Charter)

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LIVEDEAL, INC.

325 East Warm Springs Road, Suite 102

Las Vegas, Nevada 89119

(702) 939-0231

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 21, 2015

June __, 2015

Las Vegas, Nevada

To Our Stockholders:

The 2015 Annual Meeting of Stockholders of LiveDeal, Inc. (“LiveDeal” or the “Company”) will be held at our corporate offices, which are located at 325 East Warm Springs Road, Suite 102, Las Vegas, Nevada 89119, on Tuesday, July 21, 2015, beginning at 10:00 a.m. local time. The Annual Meeting is being held to:

1.	elect five directors to our Board of Directors;
2.	approve an amendment to the terms of the Company’s outstanding convertible notes;
3.	ratify the appointment of Anton & Chia, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2015; and
4.	transact such other business that may properly come before the meeting and any adjournments thereof.

Only stockholders of record at the close of business on May 26, 2015 are entitled to receive notice of and to vote at the meeting or any adjournment thereof. Note that we have enclosed with this notice (i) our Annual Report on Form 10-K for the fiscal year ended September 30, 2014, as amended, and (ii) a Proxy Statement.

Your proxy is being solicited by our Board of Directors. All stockholders are cordially invited to attend our Annual Meeting and vote in person. In order to assure your representation at the Annual Meeting, however, we urge you to complete, sign and date the enclosed proxy as promptly as possible and return it to us either (i) via facsimile to the attention of LiveDeal’s Accounting Manager at (702) 547-6010, or (ii) in the enclosed postage-paid envelope. If you attend the Annual Meeting in person, you may vote in person even if you previously have returned a proxy. Please vote – your vote is important.

By Order of the Board of Directors,

/s/ Jon Isaac
Jon Isaac
President and Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE STOCKHOLDER MEETING TO BE HELD ON JULY 21, 2015

Solely for your convenience, the Proxy Statement and our Annual Report to Stockholders are available at http://ir.livedeal.com

.

TABLE OF CONTENTS

About The Meeting	1
Proposal No. 1 – Election of Directors	4
Board Information and Director Nomination Process	6
Proposal No. 2 – Approval of Amendment to Terms of Outstanding Convertible Notes	18
Proposal No. 3 – Ratification of Our Independent Registered Public Accounting Firm	20
Executive Officers	10
Summary Compensation Table	10
Employment Agreements	10
Outstanding Equity Awards at Fiscal Year End	12
Director Compensation	12
Equity Compensation Plan Information	12
Audit Committee Report	14
Security Ownership of Certain Beneficial Owners and Management	15
Section 16(a) Beneficial Ownership Reporting Compliance	16
Related Party Transactions	16
Stockholder Nominations and Other Proposals	22
Other Matters	22
Incorporation of Certain Documents by Reference	22
Where You Can Find More Information	22

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LIVEDEAL, INC.

325 East Warm Springs Road, Suite 102

Las Vegas, Nevada 89119

(702) 939-0231

PROXY STATEMENT FOR

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 21, 2015

This Proxy Statement relates to the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of LiveDeal, Inc. (“LiveDeal” or the “Company”). The Annual Meeting will be held on Tuesday, July 21, 2015 at 10:00 a.m. local time, at our corporate offices, which are located at 325 East Warm Springs Road, Suite 102, Las Vegas, Nevada 89119, or at such other time and place to which the Annual Meeting may be adjourned or postponed. The enclosed proxy is solicited by LiveDeal’s Board of Directors (the “Board”). The proxy materials relating to the Annual Meeting are first being mailed to stockholders entitled to vote at the Annual Meeting on or about June 15, 2015.

ABOUT THE MEETING

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will act upon the matters outlined in the accompanying Notice of Annual Meeting and this Proxy Statement, including (i) the election of five directors to the Board; (ii) the approval of an amendment to the terms of the Company’s outstanding convertible notes; and (iii) the ratification of the Audit Committee’s appointment of Anton & Chia, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2015. In addition, management will report on our most recent financial and operating results and respond to questions from stockholders.

What are the Board’s recommendations?

The Board recommends a vote:

•	FOR election of the nominated slate of directors;

•	FOR approval of the amendment to the terms of the Company’s outstanding convertible notes; and

•	FOR the ratification of the Audit Committee’s appointment of Anton & Chia, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2015.

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

Who is entitled to attend and vote at the Annual Meeting?

Only stockholders of record at the close of business on the record date, May 26, 2015, or their duly appointed proxies, are entitled to receive notice of the Annual Meeting, attend the Annual Meeting and vote the shares that they held on that date at the Annual Meeting or any postponement or adjournment of the Annual Meeting. At the close of business on May 26, 2015, there were issued, outstanding and entitled to vote _______ shares of our common stock, par value $0.001 per share, each of which is entitled to one vote.

How do I vote?

You may vote on matters to come before the meeting in two ways: (i) you can attend the Annual Meeting and cast your vote in person; or (ii) you can vote by completing, signing and dating the enclosed proxy card and returning it to us via mail or facsimile.

If you are a stockholder of record and return the proxy card, you will authorize the individuals named on the proxy card, referred to as the proxy holders, to vote your shares according to your instructions. If you return the proxy card but do not provide instructions, you will authorize the proxy holders to vote your shares according to the recommendations of the Board (which are described below).

If your shares are held by your broker, bank or other nominee in “street name,” you will receive a voting instruction form from your broker or the broker’s agent asking you how your shares should be voted. If you hold your shares in “street name” and do not provide specific voting instructions to your broker, a “broker non-vote” will result with respect to Proposals 1 and 2. Therefore, it is very important to respond to your broker’s request for voting instructions on a timely basis if you want your shares held in “street name” to be represented and voted at the Annual Meeting. Please see below for additional information if you hold your shares in “street name” and desire to attend the Annual Meeting and vote your shares in person.

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What if I vote and then change my mind?

If you are a stockholder of record, you may revoke your proxy at any time before it is exercised by either (i) filing with our Corporate Secretary a notice of revocation; (ii) sending in another duly executed proxy bearing a later date; or (iii) attending the meeting and casting your vote in person. Your last vote will be the vote that is counted.

If you hold your shares in “street name,” refer to the voting instructing form provided by your broker or the broker’s agent for more information about what to do if you submit voting instructions and then change your mind in advance of the Annual Meeting.

How can I get more information about attending the Annual Meeting and voting in person?

The Annual Meeting will be held on Tuesday, July 21, 2015 at 10:00 a.m. local time, at our corporate offices, which are located at 325 East Warm Springs Road, Suite 102, Las Vegas, Nevada 89119, or at such other time and place to which the Annual Meeting may be adjourned or postponed. For additional details about the Annual Meeting, including directions to the Annual Meeting and information about how you may vote in person if you so desire, please contact LiveDeal at (702) 939-0231.

If you hold your shares in “street name,” please bring an account statement or letter from the applicable broker, bank or nominee indicating that you are the beneficial owner of the shares as of the record date if you would like to gain admission to the Annual Meeting. In addition, if you hold your shares in “street name” and desire to actually vote your shares in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other nominee. For more information about obtaining such a proxy, contact your broker, bank or other nominee.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the issued and outstanding shares on the record date will constitute a quorum, permitting us to conduct our business at the Annual Meeting. Proxies received but marked as abstentions will be included in the calculation of the number of shares considered to be present at the meeting for purposes of determining whether a quorum is present. Broker non-votes will also be counted for purposes of determining whether a quorum is present.

What vote is required to approve each item?

Election of Directors. Election of a director requires the affirmative vote of the holders of a plurality of the shares for which votes are cast at a meeting at which a quorum is present. The five persons receiving the greatest number of votes will be elected as directors. Since only affirmative votes count for this purpose, a properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated. Stockholders may not cumulate votes in the election of directors.

Pursuant to rules approved by the Securities and Exchange Commission (the “SEC”) brokers are not entitled to use their discretion to vote uninstructed proxies in, among other things, uncontested director elections. In other words, if your shares are held by your broker in “street name” and you do not provide your broker with instructions about how your shares should be voted in connection with this proposal, your shares will not be voted and a “broker non-vote” will result. Therefore, if you desire that your shares be voted in connection with the election of the Board, it is imperative that you provide your broker with voting instructions. If your shares are held by your broker in “street name,” you will receive a voting instruction form from your broker or the broker’s agent asking you how your shares should be voted. Please complete the form and return it in the envelope provided by the broker or agent.

Approval of Amendment to Terms of Convertible Notes. The amendment to the terms of our outstanding convertible notes originally issued to Kingston Diversified Holdings LLC in January 2014, will be approved if a majority of the votes cast at the Annual Meeting are voted in favor of the proposal. A properly executed proxy marked “ABSTAIN” with respect to such matter will not be voted or treated as a vote cast. Accordingly, an abstention will not affect the outcome of this proposal. Brokers are not entitled to use their discretion to vote uninstructed proxies with respect to this proposal, and any such “broker non-votes” will not be deemed a vote cast or affect the outcome of the proposal.

Ratification of Auditors. The ratification of the Audit Committee’s appointment of Anton & Chia, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2015 will be approved if a majority of the votes cast at the Annual Meeting are voted in favor of the proposal. A properly executed proxy marked “ABSTAIN” with respect to such matter will not be voted or treated as a vote cast. Accordingly, an abstention will not affect the outcome of this proposal. Brokers are entitled to use their discretion to vote uninstructed proxies with respect to ratification of our independent auditors.

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Can I dissent or exercise rights of appraisal?

Under Nevada law, holders of our common stock are not entitled to dissenters’ rights in connection with any of the proposals to be presented at the Annual Meeting or to demand appraisal of their shares as a result of the approval of any of the proposals.

Who pays for this proxy solicitation?

The Company will bear the entire cost of this proxy solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy card and any additional solicitation materials furnished to the stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation material to such beneficial owners.

Where can I access this Proxy Statement and the related materials online?

The Proxy Statement and our Annual Report to Stockholders are available at http://ir.livedeal.com.

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ELECTION OF DIRECTORS
(Proposal No. 1)

General

LiveDeal’s Amended and Restated Bylaws provide that the Board shall consist of not less than three nor more than nine directors (with the precise number of directors to be established by resolution of the Board), each of whom is elected annually. Currently, there are five members of the Board. The Board has determined that five directors will be elected at the 2015 Annual Meeting, and has nominated each of the five incumbent directors for re-election. Each director is to be elected to hold office until the next annual meeting of stockholders or until his or her successor is elected and qualified. If a director resigns or otherwise is unable to complete his or her term of office, the Board may elect another director for the remainder of the departing director’s term.

The Board has no reason to believe that the nominees will not serve if elected, but if they should become unavailable to serve as a director, and if the Board designates a substitute nominee, the persons named as proxies will vote for the substitute nominee designated by the Board.

Vote Required

If a quorum is present at the Annual Meeting, the five nominees receiving the highest number of votes will be elected to the Board.

Nominees for Director

The Board’s nominees are listed below. The Board recommends that you vote FOR the election of each of Messrs. Butler, Gao, Jon Isaac, Tony Isaac and Sickmeyer.

Certain Family Relationships

Jon Isaac, who is a director and serves as our President, Chief Executive Officer and Chief Financial Officer, is the son of Tony Isaac, who is also a director and serves as our Financial Planning and Strategist/Economist.

Jon Isaac, 32

Mr. Jon Isaac has served as a director of our Company since December 2011 and became our President, Chief Executive Officer and Chief Financial Officer in January 2012. He is the founder of Isaac Organization, a privately held investment company. At Isaac Organization, Mr. Isaac has closed a variety of multi-faceted real estate deals and has experience in aiding public companies to implement turnarounds and in raising capital. Mr. Isaac studied Economics and Finance at the University of Ottawa, Canada.

Specific Qualifications:

•    Relevant educational background and business experience.

•    Experience in aiding public companies to implement turnarounds and in raising capital.

Tony Isaac, 60

Mr. Tony Isaac has served as a director of our Company since December 2011 and began serving as the Company’s Financial Planning and Strategist/Economist in July 2012. He is the Chairman and Co-Founder of Isaac Organization, a privately held investment company. Mr. Isaac has invested in various companies, both private and public from 1980 to present. Mr. Isaac’s specialty is negotiation and problem-solving of complex real estate and business transactions. Mr. Isaac graduated from Ottawa University in 1981, where he majored in Commerce and Business Administration and Economics.

Specific Qualifications:

•    Relevant educational background and business experience.

•    Experience in negotiation and problem-solving of complex real estate and business transactions.

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Richard D. Butler, Jr., 65 Audit Committee Member Compensation Committee Chairman Corporate Governance and Nominating Committee Chairman

Mr. Butler is Chairman of the Corporate Governance and Nominating Committee and has served as a director and member of the Audit Committee of our Company since August 2006 (including YP.com from 2006-2007). He is a veteran savings and loan and mortgage banking executive, co-founder and major shareholder of Aspen Healthcare, Inc. and Ref-Razzer Corporation, former Chief Executive Officer of Mt. Whitney Savings Bank, Chief Executive Officer of First Federal Mortgage Bank, Chief Executive Officer of Trafalgar Mortgage, and Executive Officer & Member of the President’s Advisory Committee at State Savings & Loan Association (peak assets $14 billion) and American Savings & Loan Association (NYSE: FCA; peak assets $34 billion). Mr. Butler attended Bowling Green University in Ohio, San Joaquin Delta College in California and Southern Oregon State College.

Specific Qualifications:

•    Relevant educational background and business experience.

•    Extensive experience as Chief Executive Officer for several companies in the banking and finance industries.

•    Experience as a public company director.

•    Experience in workouts and restructurings, mergers, acquisitions, business development, and sales and marketing.

•    Background and experience in finance required for service on Audit Committee.

Dennis (De) Gao, 34 Audit Committee Chairman Compensation Committee Member Corporate Governance and Nominating Committee Member

Mr. Gao is the Chairman of the Audit Committee and has served as a director of our Company since January 2012.  In July 2010, Mr. Gao co-founded and became the CFO at Oxstones Capital Management, a privately held company and a social and philanthropic enterprise, serving as an idea exchange for the global community.  Prior to establishing Oxstones Capital Management, from June 2008 until July 2010, Mr. Gao was a product owner at Procter and Gamble for its consolidation system and was responsible for the Procter and Gamble’s financial report consolidation process.  From May 2007 to May 2008, Mr. Gao was a financial analyst at the Internal Revenue Service's CFO division. Mr. Gao has a dual major Bachelor of Science degree in Computer Science and Economics from University of Maryland, and an M.B.A. specializing in finance and accounting from Georgetown University’s McDonough School of Business.

Specific Qualifications:

•    Relevant educational background and business experience.

•    Background and experience in finance required for service on Audit Committee.

•    Experience having ultimate responsibility for the preparation and presentation of financial statements (“financial literacy” required by applicable NASDAQ rules for service as Audit Committee chairman).

•    “Audit Committee Financial Expert” for purposes of SEC rules and regulations (required for service as Audit Committee chairman).

Tyler Sickmeyer, 28 Audit Committee Member Compensation Committee Member Corporate Governance and Nominating Committee Member	Mr. Sickmeyer has served as a director of our Company and as a member of the Audit Committee since August 11, 2014. In August 2008, Mr. Sickmeyer founded and since that time has served as the CEO of Fidelitas Development, a full-service marketing firm that focuses on producing an improved return on investment rate for its clients. Mr. Sickmeyer has provided consulting services to a variety of companies, large and small alike, and specializes in creating efficiencies for developing brands. Mr. Sickmeyer studied business at Robert Morris University and Lincoln Christian University.
Specific Qualifications: • Over a decade of experience in marketing, including promotion and brand development through the use of social media marketing.

The Board recommends a vote FOR the election of each of the director nominees.

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BOARD INFORMATION AND DIRECTOR NOMINATION PROCESS

How often did the Board meet during fiscal 2014?

The Board met six times during fiscal 2014, either telephonically or in person, and acted six times by written consent. None of our directors attended fewer than 75% of the meetings of the Board held during the director’s service or of any committee on which the director served during fiscal 2014.

Who are the Board’s “independent” directors?

Each year, the Board of Directors reviews the relationships that each director has with the Company and with other parties. Only those directors who do not have any of the categorical relationships that preclude them from being independent within the meaning of applicable NASDAQ Listing Rules and who the Board of Directors affirmatively determines have no relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, are considered to be independent directors. The Board of Directors has reviewed a number of factors to evaluate the independence of each of its members. These factors include its members’ current and historic relationships with the Company and its competitors, suppliers and customers; their relationships with management and other directors; the relationships their current and former employers have with the Company; and the relationships between the Company and other companies of which a member of the Company’s Board of Directors is a director or executive officer.

After evaluating these factors, the Board of Directors has determined that a majority of the members of the Board of Directors, namely, Messrs. Butler, Gao and Sickmeyer, do not have any relationships that would interfere with the exercise of independent judgment in carrying out their responsibilities as directors and that each such director is an independent director of the Company within the meaning of NASDAQ Listing Rule 5605(a)(2) and the related rules of the SEC. The Company’s independent directors conduct executive sessions at regularly scheduled meetings as required by NASDAQ Listing Rule 5605(b)(2).

How can our stockholders communicate with the Board?

Stockholders and others interested in communicating with the Board may do so by writing to Board of Directors, LiveDeal, Inc., 325 East Warm Springs Road, Suite 102, Las Vegas, Nevada 89119.

What is the leadership structure of the Board?

In the past, when the Chief Executive Officer of the Company has not also served as the Chairman of the Board, the Board has from time to time identified an independent director to serve as the Board’s “Lead Director.” The Lead Director provides general leadership to the Board at and between meetings, including during executive sessions of the Board in which management does not participate. Currently, the Board does not have a Lead Director. Although the Board assesses the appropriate leadership structure from time to time in light of internal and external events or developments and reserves the right to make changes in the future, it believes that the current structure, as described in this Proxy Statement, is appropriate at this time given the size and experience of the Board, as well as the background and experience of management.

What is the Board’s role in risk oversight?

Our management is responsible for managing risk and bringing the most material risks facing the Company to the Board’s attention.  The Board has oversight responsibility for the processes established to report and monitor material risks applicable to the Company.  The Board also oversees the appropriate allocation of responsibility for risk oversight among the committees of the Board.  The Audit Committee plays a central role in overseeing the integrity of the Company’s financial statements and reviewing and approving the performance of the Company’s internal audit function and independent accountants.  The Corporate Governance and Nominating Committee considers risks related to succession planning and considers risk related to the attraction and retention of talent and risks related to the design of compensation programs and arrangements.  The Compensation Committee monitors the design and administration of the Company’s compensation programs to ensure that they incentivize strong individual and group performance and include appropriate safeguards to avoid unintended or excessive risk taking by Company employees. The Board does not believe that its process for risk oversight should affect its leadership structure (i.e., whether it may combine the Chairman and CEO roles in the future) because Board committees (comprised entirely of independent directors) play the central role in risk oversight.

What committees has the Board established?

The Board has an Audit Committee, a Compensation Committee, and a Corporate Governance and Nominating Committee, each of which is a standing committee of the Board.

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Audit Committee. The purpose of our Audit Committee is to assist our Board of Directors in overseeing (i) the integrity of our Company’s accounting and financial reporting processes, the audits of our financial statements, as well as our systems of internal controls regarding finance, accounting, and legal compliance; (ii) our Company’s compliance with legal and regulatory requirements; (iii) the qualifications, independence and performance of our independent public accountants; (iv) our Company’s financial risk; and (v) our Company’s internal audit function. In carrying out this purpose, the Audit Committee maintains and facilitates free and open communication between the Board, the independent public accountants, and our management. Messrs. Gao (Chairman), Butler and Sickmeyer currently serve on our Audit Committee. Each member of the committee satisfies the independence standards specified in Rule 5605(a)(2) of the NASDAQ Listing Rules and the related rules of the SEC and has been determined by the Board to be “financially literate” with accounting or related financial management experience. The Board has also determined that Mr. Gao is an “audit committee financial expert” as defined under SEC rules and regulations, and qualifies as a financially sophisticated audit committee member as required under Rule 5605(c)(2)(A) of the NASDAQ Listing Rules. The Board has adopted a charter for the Audit Committee, a copy of which is posted on our website at ir.livedeal.com/governance-documents. The Audit Committee met four times during fiscal 2014.

Compensation Committee. The purpose of the Compensation Committee is to (i) discharge the Board’s responsibilities relating to compensation of the Company’s directors and executives, (ii) produce an annual report on executive compensation for inclusion in the Company’s proxy statement, as necessary, and (iii) oversee and advise the Board on the adoption of policies that govern the Company’s compensation programs, including stock and benefit plans. During fiscal 2014, Messrs. Butler (Chairman), Gao and Sickmeyer served on the Compensation Committee. The Board anticipates that it will appoint at least two independent directors to fill such vacancies in the near future, but pending such appointments, the independent members of the Board of Directors have assumed responsibility for deciding the compensation of our executive officers. Each member of the committee satisfies the independence standards specified in Rule 5605(a)(2) of the NASDAQ Listing Rules and the related rules of the SEC. In addition, each of the current members of the Compensation Committee is a “non-employee director” under Section 16 of the Exchange Act and an “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Board has adopted a charter for the Compensation Committee, a copy of which is posted on our website at ir.livedeal.com/governance-documents. The Compensation Committee met two times during fiscal 2014.

Corporate Governance and Nominating Committee. The purpose of the Corporate Governance and Nominating Committee is to (i) identify individuals who are qualified to become members of the Board, consistent with criteria approved by the Board, and to select, or to recommend that the Board select, the director nominees for the next annual meeting of stockholders or to fill vacancies on the board; (ii) develop and recommend to the Board a set of corporate governance principles applicable to our Company; and (iii) oversee the evaluation of the Board and our Company’s management. Mr. Butler (Chairman) currently serves on the Corporate Governance and Nominating Committee. The Board anticipates that it will appoint at least one additional independent director to fill the existing vacancy on the committee in the near future. Each member of the committee satisfies the independence standards specified in Rule 5605(a)(2) of the NASDAQ Listing Rules and the related rules of the SEC. The Board has adopted a charter for the Corporate Governance and Nominating Committee, a copy of which is posted on our website at ir.livedeal.com/governance-documents. The Corporate Governance and Nominating Committee met two times during fiscal 2014.

What are the procedures of the Corporate Governance and Nominating Committee in making nominations?

The Corporate Governance and Nominating Committee establishes and periodically reviews the criteria and qualifications for board membership and the selection of candidates to serve as directors of our Company. In determining whether to nominate a candidate for director, the Corporate Governance and Nominating Committee considers the following criteria, among others:

•	the candidate’s integrity and ethical character;

•	whether the candidate is “independent” under applicable SEC, NASDAQ and other rules;

•	whether the candidate has any conflicts of interest that would materially impair his or her ability to exercise independent judgment as a member of the Board or otherwise discharge the fiduciary duties owed by a director to LiveDeal and our stockholders;

•	the candidate’s ability to represent all of our stockholders without favoring any particular stockholder group or other constituency of LiveDeal;

•	the candidate’s experience (including business experience relevant to LiveDeal and/or its industry), leadership qualities and commitment to devoting the amount of time required to be an active member of the Board and its committees; and

•	the committee’s desire to nominate directors from diverse business and personal backgrounds (although the Company does not have a specific policy regarding the consideration of diversity in identifying director nominees).

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The committee has the authority to retain a search firm to identify director candidates and to approve any fees and retention terms of the search firm’s engagement, although the committee has not recently engaged such a firm.

Although the committee has not specified any minimum criteria or qualifications that each director must meet, the committee conducts its nominating process in a manner designed to ensure that the Board continues to meet applicable requirements under SEC and NASDAQ rules (including, without limitation, as they relate to the composition of the Audit Committee).

The Board is of the view that the continuing service of qualified incumbents promotes stability and continuity in the boardroom, giving our Company the benefit of the familiarity and insight into our Company’s affairs that its directors have accumulated during their tenure, while contributing to the Board’s ability to work as a collective body. Accordingly, the process of the Corporate Governance and Nominating Committee for identifying nominees reflects the practice of re-nominating incumbent directors who continue to satisfy the committee’s criteria for membership on the Board, who the committee believes will continue to make important contributions to the Board, and who consent to continue their service on the Board.

What are our policies and procedures with respect to director candidates who are nominated by security holders?

The Corporate Governance and Nominating Committee will consider director candidates recommended by our stockholders under criteria similar to those used to evaluate candidates nominated by the committee (including those listed above). In considering the potential candidacy of persons recommended by stockholders, however, the committee may also consider the size, duration and any special interest of the recommending stockholder (or group of stockholders) in LiveDeal’s common stock.

Stockholders who desire to recommend a nominee for election to the Board must follow the following procedures:

•	Recommendations must be submitted to the Company in writing, addressed to our Principal Financial Officer at the Company’s principal headquarters.

•	Recommendations must include all information reasonably deemed by the recommending stockholder to be relevant to the committee’s consideration, including (at a minimum):

o	the name, address and telephone number of the potential candidate;

o	the number of shares of LiveDeal’s common stock owned by the recommending stockholder (or group of stockholders), and the time period for which such shares have been held;

o	if the recommending stockholder is not a stockholder of record according to the books and records of the Company, a statement from the record holder of the shares (usually a broker or bank) verifying the holdings of the stockholder;

o	a statement from the recommending stockholder as to whether s/he has a good faith intention to continue to hold the reported shares through the date of LiveDeal’s next annual meeting (at which the candidate would be elected to the Board);

o	with respect to the recommended nominee:

▪	the information required by Item 401 of Regulation S-K (generally providing for disclosure of the name, address, any arrangements or understandings regarding the nomination and the five-year business experience of the proposed nominee, as well as information about the types of legal proceedings within the past five years involving the nominee);

▪	the information required by Item 403 of Regulation S-K (generally providing for disclosure regarding the proposed nominee’s ownership of securities of LiveDeal); and

▪	the information required by Item 404 of Regulation S-K (generally providing for disclosure of transactions in which LiveDeal was or is to be a participant involving more than $120,000 and in which the nominee had or will have any direct or indirect material interest and certain other types of business relationships with LiveDeal);

o	a description of all relationships between the proposed nominee and the recommending stockholder and any arrangements or understandings between the recommending stockholder and the nominee regarding the nomination;

o	a description of all relationships between the proposed nominee and any of LiveDeal’s competitors, customers, suppliers, labor unions or other persons with special interests regarding LiveDeal;

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o	a description of the contributions that the nominee would be expected to make to the Board and the governance of LiveDeal; and

o	a statement as to whether, in the view of the stockholder, the nominee, if elected, would represent all stockholders and not serve for the purpose of advancing or favoring any particular stockholder or other constituency of LiveDeal.

•	The nominating recommendation must be accompanied by the consent of the proposed nominee to be interviewed by the Corporate Governance and Nominating Committee and other Board members and, if elected, to serve as a director of LiveDeal.

•	A stockholder nomination must be received by LiveDeal, as provided above, not later than 120 calendar days prior to the first anniversary of the date of the proxy statement for the prior annual meeting.

•	If a recommendation is submitted by a group of two or more stockholders, the information regarding the recommending stockholders must be submitted with respect to each stockholder in the group (as the term group is defined under SEC regulations).

Does the Board have a policy on director attendance at the Annual Meeting?

The Board does not have a formal policy regarding director attendance at the Company’s annual meeting of stockholders, but all directors are encouraged to attend. All of our directors who were standing for re-election at our 2014 Annual Meeting attended that meeting, either in person or via teleconference. All directors standing for re-election this year anticipate attending the Annual Meeting, either in person or via teleconference.

How are our directors compensated?

Directors who are also employees of the Company (including Mr. Jon Isaac and Mr. Tony Isaac) do not receive any separate compensation in connection with their Board service. Our non-employee directors generally receive a $25,000 annual retainer, although we make different arrangements with certain of our non-employee directors from time to time. Our Lead Director (if any) and committee chairpersons generally receive an additional annual retainer (equal to $10,000 for the Lead Director and Audit Committee Chairman, and $5,000 for the chairpersons of the other committees). In the event that the Chairman of the Board is a non-employee director, we also pay such person an additional retainer. We reimburse directors for reasonable expenses related to their Board service. For more information about the compensation paid or provided to our directors during fiscal 2014, please refer to the “Director Compensation” section of this Proxy Statement.

Does the Company have a Code of Ethics?

We have adopted a Code of Business Conduct and Ethics that applies to all directors, officers and employees of our Company, including the Chief Executive Officer and other principal financial and operating officers of the Company. The Code of Business Conduct and Ethics is posted on our website at ir.livedeal.com/governance-documents. If we make any amendment to, or grant any waivers of, a provision of the Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller where such amendment or waiver is required to be disclosed under applicable SEC rules, we intend to disclose such amendment or waiver and the reasons therefor on Form 8-K or on our website.

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EXECUTIVE OFFICERS

Our executive management team consists of the following individuals:

Jon Isaac, 32 President and Chief Executive Officer (and Principal Financial and Accounting Officer)

Mr. Jon Isaac was appointed President and Chief Executive Officer of LiveDeal in January 2012. He is the founder of Isaac Organization, a privately held investment company. At Isaac Organization, Mr. Isaac has closed a variety of multi-faceted real estate deals and has experience in aiding public companies to implement turnarounds and in raising capital. Mr. Isaac studied Economics and Finance at the University of Ottawa, Canada.

Tony Isaac, 60 Financial Planning and Strategist/ Economist	Mr. Tony Isaac began serving as the Company’s Financial Planning and Strategist/Economist in July 2012. He is the Chairman and Co-Founder of Isaac Organization, a privately held investment company. Mr. Isaac has invested in various companies, both private and public from 1980 to present. Mr. Isaac’s specialty is negotiation and problem-solving of complex real estate and business transactions. Mr. Isaac graduated from Ottawa University in 1981, where he majored in Commerce and Business Administration and Economics.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Option Awards ($)(2)	All Other Compensation ($)	Total ($)
Jon Isaac, President and Chief	2014	200,000	–	–	–	200,000
Executive Officer	2013	145,385	150,000	149,973	–	445,358
Tony Isaac, Financial Planning and	2014	144,000	–	–	–	144,000
Strategist/Economist	2013	144,000	–	–	–	144.000
Byron Hsu, Chief Executive Officer, President and Chief Technical Officer of Modern	2014	9,744				9,744
Everyday, Inc. (3)	2013	–	–	–	–	–

_______________

(1)	Mr. Jon Isaac’s $150,000 bonus was paid pursuant to the terms of his Employment Agreement (which is described below) in consideration of the services he provided to the Company during the first 12 months of his tenure as President and Chief Executive Officer, when his base salary was $1 and no other compensation was paid to him.

(2)	The amounts reflect the dollar amount recognized for financial statement reporting purposes in accordance with SFAS No. 123(R) (“SFAS 123(R)”). These amounts reflect LiveDeal’s accounting expense for these awards, and do not correspond to the actual value that may be recognized by the NEOs.

(3)	Mr. Hsu is the Chief Executive Officer, President and Chief Technical Officer of our subsidiary, Modern Everyday, Inc. Mr. Hsu receives $160,000 in annual base salary. Mr. Hsu commenced employment in August 2014.

EMPLOYMENT AGREEMENTS

On January 13, 2012, our Board of Directors appointed Jon Isaac to serve as our President and Chief Executive Officer. At the time, the Company did not enter into a written Employment Agreement with Mr. Isaac, but he was paid an annual salary of $1 for his services and was eligible to receive bonuses in such forms and amounts as determined by our Compensation Committee.

On February 14, 2013, the Company entered into a written Employment Agreement with Jon Isaac, pursuant to which he will continue serving as our President and Chief Executive Officer for the period from January 1, 2013 to January 1, 2016. The material terms of the Employment Agreement are as follows:

•	$200,000 annual base salary throughout the term of the Employment Agreement.

•	Eligibility to receive performance-based bonuses in the sole discretion of the Company’s Compensation Committee.

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•	A one-time discretionary bonus of $150,000 for services performed as President and Chief Executive Officer for the previous 12 months, to be paid in cash on or before March 31, 2013. This bonus was approved by the Company’s Compensation Committee.

•	Reimbursement for reasonable housing expenses.

•	Grant of options to purchase 450,000 shares of the Company’s common stock, subject to continued employment on the applicable vesting dates and the other terms and conditions summarized below:

o	150,000 shares will vest on the first anniversary of the date of grant and be exercisable for five years after vesting at an exercise price of $1.67 per share;

o	150,000 shares will vest in 12 equal monthly installments, beginning on the date that is 13 months after the date of grant and ending on the second anniversary of the date of grant, and be exercisable for five years after vesting at an exercise price of $2.50 per share; and

o	150,000 shares will vest in 12 equal monthly installments, beginning on the date that is 25 months after the date of grant and ending on the third anniversary of the date of grant, and be exercisable for five years after vesting at an exercise price of $3.33 per share.

We do not have a written Employment Agreement with Tony Isaac.

On August 25, 2014, the Company entered into a written Employment Agreement with Byron Hsu, pursuant to which he will serve as President, Chief Executive Officer, and Chief Technical Officer of our newly acquired subsidiary, Modern Everyday, Inc. The material terms of the Employment Agreement are as follows:

o	The initial term of the agreement is until February 28, 2016.

o	We agreed to pay Mr. Hsu a salary of $160,000 annually. If Mr. Hsu is requested to perform and does perform duties that result in substantial increases in responsibility beyond the scope of employment, we and Mr. Hsu will negotiate in good faith for an increased base salary.

o	From time to time, the Company may, in its discretion, pay a bonus to Mr. Hsu.

o	We have agreed that by June 30, 2015 we shall implement a bonus incentive plan for Mr. Hsu which shall be paid on or before February 28, 2016.

o	Mr. Hsu will be eligible for all customary and usual fringe benefits generally available to executives of Company subject to the terms and conditions of Company’s benefit plan documents and shall receive a company car, health and dental insurance.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table summarizes all stock options held by the NEOs as of the end of fiscal 2014.

Name	Number of Securities Underlying Unexercised Options (#)	Option Exercise Price ($)	Option Expiration Date
Jon Isaac	150,000 (1)	$1.67	1/1/2019
	150,000 (1)	$2.50	1/1/2020
	150,000 (1)	$3.33	1/1/2021

Tony Isaac	-0-	$ -	-

Byron Hsu	-0-	$ -	-

_______________

(1)       150,000 shares ($1.67 per share exercise price) vested on January 1, 2014. 150,000 shares ($2.50 per share exercise price) will vest in 12 equal monthly installments between February 1, 2014 and January 1, 2015. 150,000 shares ($3.33 per share exercise price) will vest in 12 equal monthly installments between February 1, 2015 and January 1, 2016.

DIRECTOR COMPENSATION

The table on the following page summarizes compensation paid to each of our non-employee directors who served in such capacity during fiscal 2014.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Richard D. Butler, Jr.	25,000	5,000	30,000
Dennis Gao	27,083	–	27,083
John Kocmur (2)	4,166
Greg A. LeClaire (3)		11,290	11,290
Kenneth Waggoner (4)	12,645		12,645
Tyler Sickmeyer(5)	2,516		2,516

_______________

(1)	Amounts represent value of shares granted to directors in lieu of paying monthly cash director fees earned in fiscal 2014 in cash. The number of shares granted was determined by dividing the cash director fee payable to the applicable director for the immediately preceding month by the price of the Company’s common stock, as reported by the NASDAQ Capital Market, on the date of grant.

(2)	Mr. Kocmur resigned from the Board of Directors on January 9, 2014.

(3)	Mr. LeClaire resigned from the Board of Directors on January 26, 2014.

(4)	Mr. Waggoner resigned from the Board on August 10, 2014.

(5)	Mr. Sickmeyer joined the Board on August 11, 2014.

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EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes securities available for issuance under LiveDeal’s equity compensation plans as of September 30, 2014:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (1)	675,000	$2.82	–

Equity compensation plans approved by security holders (2)	–	–	–

Equity compensation plans not approved by security holders	–	–	–

Total	675,000	$2.82	–

_______________

(1)	Comprised of the LiveDeal, Inc. Amended and Restated 2003 Stock Plan.

(2)	Comprised of the 2014 Omnibus Equity Incentive Plan

LiveDeal, Inc. Amended and Restated 2003 Stock Plan

During the fiscal year ended September 30, 2002, our stockholders approved the 2002 Employees, Officers & Directors Stock Option Plan (the “2002 Plan”), which was intended to replace our 1998 Stock Option Plan (the “1998 Plan”). The 2002 Plan was never implemented, however, and no options, shares or any other securities were issued or granted under the 2002 Plan. There were 90,000 shares of our common stock authorized for issuance under the 2002 Plan. On June 30, 2003 and July 21, 2003, respectively, the Board and a majority of our stockholders terminated both the 1998 Plan and the 2002 Plan and approved our 2003 Stock Plan. The 90,000 shares of common stock previously allocated to the 2002 Plan were re-allocated to the 2003 Stock Plan.

In April 2004, our stockholders and the Board approved an amendment to the 2003 Stock Plan to increase the aggregate number of shares available thereunder by 60,000 shares in order to have an adequate number of shares available for future grants. At our 2007 Annual Meeting, our stockholders approved an amendment that increased the aggregate number of shares available for issuance under the 2003 Stock Plan to 240,000 shares. At our 2008 Annual Meeting, our stockholders rejected an amendment that would have increased the number of shares available for issuance from 240,000 shares to 330,000 shares. At our 2009 Annual Meeting, our stockholders approved an amendment that increased the aggregate number of shares available for issuance under the 2003 Stock Plan by 180,000 shares, to 420,000 shares in the aggregate. At our 2012 Annual Meeting, our stockholders approved an amendment that increased the aggregate number of shares available for issuance under the 2003 Stock Plan by 600,000 shares, to 1,020,000 shares in the aggregate.

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2014 Omnibus Equity Incentive Plan

On January 7, 2014, our Board of Directors adopted the 2014 Omnibus Equity Incentive Plan (the “2014 Plan”), which authorizes the issuance of distribution equivalent rights, incentive stock options, non-qualified stock options, performance stock, performance units, restricted ordinary shares, restricted stock units, stock appreciation rights, tandem stock appreciation rights and unrestricted ordinary shares to our officers, employees, directors, consultants and advisors. The Company has reserved up to 1,800,000 shares of common stock for issuance under the 2014 Plan. Pursuant to Nasdaq Listing Rule 5635(c), the Company intends to seek stockholder approval of the 2014 Plan at our 2014 Annual Meeting of Stockholders.

AUDIT COMMITTEE REPORT

SEC rules require us to include in our Proxy Statement a report from the Company’s Audit Committee. The following report concerns the Audit Committee’s activities regarding oversight of our financial reporting and auditing process and does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing that we make under the Securities Act or the Exchange Act, except to the extent we specifically incorporate this report in such filings.

It is the duty of the Audit Committee to provide independent, objective oversight of our accounting functions and internal controls. The Audit Committee acts under a written charter that sets forth the audit-related functions we are expected to perform. Our functions are to:

•	serve as an independent and objective party to monitor LiveDeal, Inc.’s financial reporting process and system of internal control structure;

•	review and appraise the audit efforts of LiveDeal, Inc.’s independent registered public accounting firm; and

•	provide an open avenue of communication among the independent auditors, financial and senior management, and the Board.

We meet with management periodically to consider the adequacy of the Company’s internal controls and the objectivity of its financial reporting. We discuss these matters with the Company’s independent auditors and with appropriate financial personnel. We regularly meet privately with the independent auditors, who have unrestricted access to the Audit Committee. We also recommend to the Board the appointment of the independent auditors and review periodically their performance and independence from management. Toward that end, we have considered whether the non-audit related services provided by LiveDeal, Inc.’s independent auditors are compatible with their independence. In addition, we review our financing plans and report recommendations to the full Board for approval and to authorize action.

Management of LiveDeal, Inc. has primary responsibility for the Company’s financial statements and the overall reporting process, including its system of internal control structure. The independent auditors (i) audit the annual financial statements prepared by management, (ii) express an opinion as to whether those financial statements fairly present LiveDeal, Inc.’s financial position, results of operations, and cash flows in conformity with generally accepted accounting principles, and (iii) discuss with the Company any issues they believe should be raised. Our responsibility is to monitor and review these processes.

It is not our duty or responsibility to conduct auditing or accounting reviews or procedures. We are not employees of LiveDeal, Inc. while serving on the Audit Committee. We are not and we may not represent ourselves to be or to serve as accountants or auditors by profession or experts in the fields of accounting and auditing. Therefore, we have relied, without independent verification; on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on LiveDeal, Inc.’s consolidated financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent auditors do not assure that the Company’s consolidated financial statements are presented in accordance with accounting principles generally accepted in the United States of America, that the audit of the Company’s consolidated financial statements has been carried out in accordance with generally accepted auditing standards or that LiveDeal, Inc.’s independent accountants are, in fact, “independent.”

This year, we reviewed LiveDeal, Inc.’s audited consolidated financial statements and met with both management and Anton & Chia, LLP, LiveDeal, Inc.’s independent auditors, to discuss those consolidated financial statements. Management has represented to us that the consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. We have received from and discussed with Anton & Chia, LLP the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). These items relate to that firm’s independence from LiveDeal, Inc. We also discussed with Anton & Chia, LLP any matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees).

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In reliance on the reviews and discussions referred to above, we recommended to the Board that LiveDeal, Inc.’s audited consolidated financial statements should be included in LiveDeal, Inc.’s Annual Report on Form 10-K for the fiscal year ended September 30, 2014.

The Audit Committee
Dennis (De) Gao, Chairman
Richard D. Butler, Jr.
Tyler Sickmeyer

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of May 20, 2015 of (i) each executive officer and each director of our Company; (ii) all executive officers and directors of our Company as a group; and (iii) each person known to the Company to be the beneficial owner of more than 5% of our common stock. We deem shares of our common stock that may be acquired by an individual or group within 60 days of May 20, 2015, pursuant to the exercise of options or warrants or conversion of convertible securities, to be outstanding for the purpose of computing the percentage ownership of such individual or group, but these shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person or group shown in the table. Percentage of ownership is based on 16,143,343 shares of common stock outstanding on May 20, 2015. The information as to beneficial ownership was either (i) furnished to us by or on behalf of the persons named or (ii) determined based on a review of the beneficial owners’ Schedules 13D/G and Section 16 filings with respect to our common stock. Unless otherwise indicated, the business address of each person listed is 325 East Warm Springs Road, Suite 102, Las Vegas, Nevada 89119.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class

Executive Officers and Directors:
Jon Isaac (1)	8,691,427	43.49%
Tony Isaac	–	–
Richard D. Butler, Jr.	75,245	*
Dennis (De) Gao	–	–
Tyler Sickmeyer	–	–
All Executive Officers and Directors as a group (5 persons)	8,766,672	43.87%

Other 5% Stockholders:
Isaac Capital Group, LLC (2) 12520 High Bluff Drive, Suite 145 San Diego, California 92130	8,291,427	41.49%

_________________________

*Represents less than 1% of our issued and outstanding common stock.

(1)	Includes 4,750,551 shares of common stock owned by Isaac Capital Group, LLC (“ICG”), of which Jon Isaac is the President and sole member and according has sole voting and dispositive power with respect to such shares. Also includes warrants to purchase 3,540,876 additional shares of common stock at exercise prices ranging from $0.55 to $0.952 per share held by ICG. Jon Isaac owns 100,000 shares of common stock. Finally, Mr. Isaac holds options to purchase up to 300,000 shares of common stock at exercise prices ranging from $1.67 to $3.33 per share, all of which are exercisable as of (or within 60 days after) December 31, 2014.

(2)	Includes 4,750,551 shares of common stock owned by ICG. Also includes warrants to purchase 3,540,876 additional shares of common stock at exercise prices ranging from $0.55 to $0.952 per share held by ICG.

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SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, certain of our officers and persons who own at least 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Based solely on our review of the copies of such forms filed with the SEC and on written representations provided to us by our directors and officers, all Section 16(a) filing requirements applicable to our directors, officers and 10% or greater stockholders were complied with during the fiscal year that ended September 30, 2014, with the exception of the following:

Name	No. Late Reports (Form 4s)	No. Transactions Covered
Richard D. Butler, Jr.	1	One transaction in which he was issued 635 shares of common stock in lieu of a cash payment of director compensation for the month of September 2014

RELATED PARTY TRANSACTIONS

ICG Convertible Note Transaction

On April 3, 2012 (the “Closing Date”), the Company entered into a Note Purchase Agreement (the “ICG Purchase Agreement”) with Isaac Capital Group, LLC (“ICG”), which is a related party, pursuant to which ICG agreed to purchase for cash up to $2,000,000 in aggregate principal amount of the Company’s unsecured Subordinated Convertible Notes (“Notes”). ICG is owned by Jon Isaac, the Company’s President and Chief Executive Officer and a director on the Company’s Board. Prior to this transaction, Mr. Isaac owned 1,209,675 shares, or 16.8% of the Company’s outstanding common stock. The Purchase Agreement and the Notes, which are unsecured, provide that all amounts payable by the Company to ICG under the Notes were due and payable on April 3, 2013 (“Maturity Date”), provided that the Company had the option in its discretion to extend the Maturity Date by up to one (1) year if no Event of Default (as defined in the Purchase Agreement) had occurred and is continuing, and the Company was in material compliance with its agreements and covenants under the Purchase Agreement and the Notes, as of the Maturity Date. The Company exercised such option prior to the Maturity Date.

On January 14, 2013, the Company and ICG amended the Purchase Agreement to clarify ambiguities and correct inadvertent mistakes related to the warrant issuance timing and the conversion price of a Note, and to amend various anti-dilution features. These changes were consistent with the intent of the parties at the time they entered into the Purchase Agreement and are consistent with the Company’s past practices related to the Notes and warrants. In particular, the amendment clarifies that the warrants will be issued upon conversion (rather than upon issuance) of the Notes and provides that the conversion price of a Note shall be based upon a floor price of $0.33 per share, regardless if the Company’s stock is trading below that amount at the time ICG elects to convert a Note.

The Purchase Agreement and the Notes, as amended, provide that:

•	The Notes will accrue interest at an annual interest rate equal to 8%. All interest will be payable on the Maturity Date or upon the conversion of the applicable Note.

•	The Company has the option to prepay each Note, in whole or in part, at any time without premium or penalty.

•	If ICG elects to convert all or any portion of any Note, the Company must issue to ICG on the date of the conversion a warrant (“Contingent Warrant”) to purchase a number of shares of the Company’s common stock equal to the number of shares issuable upon conversion. This number of shares is subject to adjustment in the event of stock splits or combinations, stock dividends, certain pro rata distributions, and certain fundamental transactions. Each Contingent Warrant will be exercisable for a period of five (5) years following the date of its issuance at an exercise price equal to 120% of the conversion price of the applicable Note (with the exercise price being subject to adjustment under the same conditions as the number of shares for which the warrant is exercisable). The Contingent Warrants provide that they may be exercised in whole or in part and include a cashless exercise feature.

•	The Notes provide that, upon the occurrence of any Event of Default, all amounts payable to ICG will become immediately due and payable without any demand or notice.

•	The Company may issue additional Notes in an aggregate principal amount of up to $1,750,000 to ICG from time to time upon notice to ICG prior to April 3, 2013, provided that each Note must be in a principal amount of at least $100,000.

•	The Company (i) is required to provide certain financial and other information to ICG from time to time, (ii) must maintain its corporate existence, business, assets, properties, insurance and records in accordance with the requirements set forth in the Purchase Agreement, (iii) with certain exceptions, must not incur or suffer to exist any liens or other encumbrances with respect to the Company’s property or assets, (iv) must not make certain loans or investments except in compliance with the terms of the Purchase Agreement, and (v) must not enter into certain types of transactions, including dispositions of its assets or business.

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The events of default (“Events of Default”) which trigger the acceleration of the Notes include (among other things): (i) the Company’s failure to make any payment required under the Notes when due (subject to a three-day cure period), (ii) the Company’s failure to comply with its covenants and agreements under the Purchase Agreement, the Notes and any other transaction documents, and (iii) the occurrence of a change of control with respect to the Company.

The Company issued an initial Note in the principal amount of $250,000 to ICG on the Closing Date. On September 10, 2012, ICG elected to convert that Note at a conversion price of $0.79 per share, resulting in the issuance of 327,417 shares. In accordance with the terms of the agreement, warrants to acquire 327,417 shares were issued upon conversion with an exercise price of ($0.79 x 120%) $0.95 per share.

On December 11, 2012, the Company issued a second Note to ICG in the principal amount of $250,000, pursuant to the Purchase Agreement. On December 17, 2012, ICG elected to convert that Note at a conversion price of $0.67 per share, resulting in the issuance of 371,487 shares of the Company’s common stock and a warrant to acquire 371,487 additional shares of the Company’s common stock at an exercise price of $0.81 per share.

On March 22, 2013 and March 25, 2013, the Company issued a third and fourth Note to ICG in the principal amount of $500,000 and $250,000 respectively, pursuant to the Purchase Agreement. On March 27, 2013, ICG elected to convert these Notes, resulting in the issuance of 1,631,886 shares of the Company’s common stock and a warrant to acquire 1,631,886 additional shares of the Company’s common stock at an exercise price of $0.55 per share.

On March 28, 2013, the Company issued a fifth Note to ICG in the principal amount of $250,000 pursuant to the Purchase Agreement. On March 28, 2013, ICG elected to convert that Note, resulting in the issuance of 535,716 additional shares of the Company’s common stock and a warrant to acquire 535,716 shares at an exercise price of $0.56 per share.

The Company has used the proceeds of all Notes issued in connection with the Purchase Agreement for working capital and other general corporate purposes.

Procedures for Approval of Related Party Transactions

In accordance with its charter, the Audit Committee reviews and recommends for approval all related party transactions (as such term is defined for purposes of Item 404 of Regulation S-K). The Audit Committee participated in the approval of the transactions described above.

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APPROVAL OF AMENDMENT TO TERMS OF OUTSTANDING CONVERTIBLE NOTES

(Proposal No. 2)

Amendment to Convertible Note Purchase Agreement

On January 7, 2014, the Company entered into a Note Purchase Agreement (“Purchase Agreement”) with Kingston Diversified Holdings LLC (the “Investor”), pursuant to which the Investor agreed to purchase for cash up to $5,000,000 in aggregate principal amount of the Company’s Convertible Notes (“Notes”). A copy of the Purchase Agreement (and form of Note) is attached to this proxy statement as Annex A. A more complete description of the terms of the transaction contemplated by the Purchase Agreement and the issuance of the Notes is contained in the Company’s Definitive Proxy Statement filed with the SEC on June 23, 2014. This transaction was approved by the Company’s stockholders on July 11, 2014 at the Company’s 2014 Annual Meeting of Stockholders.

On October 29, 2014, the Company entered into an amendment (the “Amendment”) to the Purchase Agreement, a copy of which is attached to this proxy statement as Annex B, with the Investor whereby the Company and the Investor agreed to amend the Purchase Agreement and Notes as follows:

1. Increase the maximum principal amount of the Notes from $5,000,000 to $10,000,000;

2. Eliminate the original issue discount provision contained in the Purchase Agreement and replace it with an execution payment equal to that number of restricted shares of the Company’s common stock as shall equal 5% of the quotient of $10,000,000 divided by the conversion price of the Notes in connection with such first conversion. Unless and until the occurrence of such conversion, the Company shall not owe any initial conversion payment or equivalent to the Investor;

3. Amend the conversion price of the Notes so that it shall be subject to successive adjustments, on a continuous basis, in the event that the mean average of the daily volume weighted average price (“VWAP”) for any ten consecutive business days is less than the then-current conversion price. In each such event, the conversion price shall be reduced to such mean average. However, in no event shall the conversion price (i) be increased by any subsequent increase in such ten business day VWAP following any reduction in the conversion price or (ii) be reduced below $0.70 per share; and

4. Amend the exercise price of the warrants issued to the Investor so that it shall be subject to successive adjustments, on a continuous basis, in the event that the mean average of the daily VWAP for any ten consecutive business days is less than the then-current exercise price. In each such event, the exercise price shall be reduced to such mean average. However, in no event shall the exercise price (i) be increased by any subsequent increase in such ten business day VWAP following any reduction in the exercise price or (ii) be reduced below $0.77 per share.

Effects of the Amendment

Pursuant to the Amendment, the Notes and the Contingent Warrants, we may issue in the future a substantial number of shares of common stock, resulting in a potentially material increase in the total number of shares of our common stock issued and outstanding. Such issuances would dilute our existing stockholders. The extent of such dilution (if any) will depend on a number of factors, including (without limitation) (i) the actual principal amount of Notes actually issued pursuant to the Purchase Agreement, (ii) the extent to which such Notes are converted into shares of our common stock (and the conversion price at which such conversions, if any, occur), and (iii) the extent to which any Contingent Warrants issued to the Investor in connection with such conversions (if any) are ultimately exercised for shares of common stock.

Conversion Table under original Notes

Under the terms of the original Note and Contingent Warrants, assuming for illustrative purposes only that (i) all $5,000,000 in aggregate principal amount of Notes are actually issued pursuant to the Purchase Agreement, (ii) all such Notes (without taking into account any accrued interest) are converted into shares of our common stock at the assumed conversion prices set forth below, and (iii) all Contingent Warrants issued to the Investor in connection with such conversions are exercised for cash, the Company would receive aggregate cash proceeds of $10,250,000 (less any interest paid under the terms of the Notes) and the following numbers of shares would be issued to the Investor:

Assumed “Average Price” of Common Stock (1)	Conversion Price Per Share (70% of Average Price)	No. Shares Issued to Investor (2)	% of Issued and Outstanding Shares (3)
$3.12 (maximum)	$2.18	4,578,755	22.1%
$1.73 (mid-point)	$1.21	8,281,573	33.9%
$0.33 (minimum)	$0.23	43,390,043	72.9%

(1) Pursuant to the Purchase Agreement, the “Average Price” used to calculate the applicable conversion price of the Notes cannot exceed $3.12 per share or be less than $0.33 per share.

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(2) Actual issuances would never exceed the number of shares of common stock authorized for issuance by the Company pursuant to its Amended and Restated Articles of Incorporation.

(3) Based on 16,143,343 shares of common stock issued and outstanding as of May 20, 2015. Percentage calculated after giving effect to all assumed issuances of shares to the Investor pursuant to the convertible note transaction, assuming no other issuances of common stock by the Company. To the extent that the Company issues additional shares of common stock in the future (e.g., under its shelf Registration Statement), the relative dilution to existing stockholders resulting directly from the convertible note transaction will be reduced.

Conversion Table under amended Notes

Under the terms of the Amendment, assuming for illustrative purposes only that (i) all $10,000,000 in aggregate principal amount of Notes are actually issued pursuant to the Purchase Agreement, (ii) all such Notes (without taking into account any accrued interest) are converted into shares of our common stock at the assumed conversion prices set forth below, and (iii) all Contingent Warrants issued to the Investor in connection with such conversions are exercised for cash, the Company would receive aggregate cash proceeds of $21,000,000 (less any interest paid under the terms of the Notes) and the following numbers of shares would be issued to the Investor:

Assumed “Average Price” of Common Stock (1)	Conversion Price Per Share (70% of Average Price)	No. Shares Issued to Investor (2)	% of Issued and Outstanding Shares (3)
$3.12 (maximum)	$2.18	9,633,028	37.4%
$1.73 (mid-point)	$1.21	17,355,372	51.8%
$0.33 (minimum)	$0.23	91,304,347	84.9%

(1) Pursuant to the Purchase Agreement, the “Average Price” used to calculate the applicable conversion price of the Notes cannot exceed $3.12 per share or be less than $0.33 per share.

(2) Actual issuances would never exceed the number of shares of common stock authorized for issuance by the Company pursuant to its Amended and Restated Articles of Incorporation.

(3) Based on 16,143,343 shares of common stock issued and outstanding as of May 20, 2015. Percentage calculated after giving effect to all assumed issuances of shares to the Investor pursuant to. the convertible note transaction, assuming no other issuances of common stock by the Company. To the extent that the Company issues additional shares of common stock in the future (e.g., under its shelf Registration Statement), the relative dilution to existing stockholders resulting directly from the convertible note transaction will be reduced. Vote Required

Background on Stockholder Approval Requirement

We are subject to the NASDAQ Stock Market’s Listing Rules because the Company’s common stock is currently listed on the NASDAQ Capital Market. Pursuant to NASDAQ Listing Rule 5635(d), stockholder approval is required prior to the Company’s issuance of securities in connection with a transaction other than a public offering involving: (i) the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) at a price less than the greater of book or market value which together with sales by officers, directors or substantial stockholders of the Company equals 20% or more of common stock or 20% or more of the voting power outstanding before the issuance; or (ii) the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

As described above, the transactions contemplated by the Amendment are material amendments to the terms of the Purchase Agreement and the Notes previously approved by the Company’s stockholders. The Amendment permits, among other things, the potential issuance by the Company of up to $10,000,000 in aggregate principal amount of Notes. Therefore, we are seeking stockholder approval of the terms of the Amendment and the transactions contemplated thereby at the Annual Meeting. At a meeting of the Board on October 21, 2014, the Board unanimously declared the advisability of the Amendment and the transactions contemplated thereby, and recommended that the Company’s stockholders vote to approve the Amendment as contemplated by NASDAQ Listing Rule 5635(d).

Vote Required

The Amendment and transactions contemplated thereby (as described above) will be approved if a majority of the votes cast affirmatively or negatively at the Annual Meeting are voted in favor of the proposal, assuming a quorum is present. A properly executed proxy marked “ABSTAIN” with respect to such matter will not be voted or treated as a vote cast, although it will be counted for purposes of determining whether a quorum is present. Accordingly, an abstention will not affect the outcome of this proposal. Brokers are not entitled to use their discretion to vote uninstructed proxies with respect to the proposal, and any such “broker non-votes” will not be deemed a vote cast or affect the outcome of the proposal (assuming a quorum is present).

The Board recommends that stockholders vote FOR approval of the amendment to Company’s outstanding convertible notes described above.

19

RATIFICATION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Proposal No. 3)

Audit Committee Appointment – Anton & Chia, LLP

Our Audit Committee, pursuant to authority granted to it by the Board, has selected Anton & Chia, LLP, certified public accountants (“Anton”), as independent auditors to examine our annual consolidated financial statements for the fiscal year ending September 30, 2015. The Board is submitting this proposal to the vote of the stockholders in order to ratify the Audit Committee’s selection. If stockholders do not ratify the selection of Anton, the Audit Committee will reconsider its selection of our independent registered public accounting firm for fiscal 2015, although the Audit Committee will be under no obligation to change its selection. Kabani & Company, Inc. (“Kabani”) was the Company’s independent registered public accounting firm that examined our annual consolidated financial statements for the fiscal year ending September 30, 2013.

Change in Independent Registered Public Accounting Firm

On May 6, 2014, the Company dismissed Kabani as its independent registered public accounting firm and approved the engagement of Anton to replace Kabani as its independent accountant. Both actions were approved by the Company’s Audit Committee. The reports issued by Kabani with respect to the Company’s financial statements for the past two fiscal years, which ended on September 30, 2013 and 2012, respectively, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years (and the subsequent interim period preceding Kabani’s dismissal), there were no disagreements between the Company and Kabani on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Kabani, would have caused Kabani to make reference to the subject matter of the disagreement(s) in connection with its report(s). In addition, there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K during such periods.

During the Company’s two most recent fiscal years (and the subsequent interim period preceding the Company’s engagement of Anton), neither the Company nor anyone on its behalf consulted Anton regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered by Anton with respect to the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement between the Company and Kabani or a “reportable event” as defined in Item 304(a)(1)(v) of Regulation S-K.

Audit and Other Fees

We paid the following fees to our prior independent registered public accounting firm, Kabani, for work performed in fiscal 2013 and through May 6, 2014:

	2013	2014
Audit Fees	$118,500	$55,000
Audit-Related Fees	773	838
Tax Fees	–	–
All Other Fees	12,500	13,500
Total	131,773	69,338

We paid the following fees to our independent registered public accounting firm, Anton, for work performed in in fiscal 2014:

2014
Audit Fees	$50,000
Audit-Related Fees	–
Tax Fees	–
All Other Fees	2,002
Total	52,002

Each year, the Audit Committee approves the annual audit engagement in advance. The Audit Committee also has established procedures to pre-approve all non-audit services provided by the Company’s independent registered public accounting firm. All 2014 and 2013 non-audit services listed above were pre-approved.

Audit Fees: This category includes the audit of our annual financial statements and review of financial statements included in our annual and periodic reports that are filed with the SEC. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements, and the preparation of an annual “management letter” on internal control and other matters.

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Audit-Related Fees: This category consists of travel expenses for the auditors.

Tax Fees: This category consists of professional services rendered by our independent auditors for tax compliance and tax advice. The services for the fees disclosed under this category include technical tax advice.

All Other Fees: This category includes services performed for the preparation of responses to SEC and NASDAQ correspondence, as well as reviews of Registration Statements that we file from time to time with the SEC.

Attendance of Auditors at 2015 Annual Meeting

Representatives of Anton are not expected to be present at the Annual Meeting.

Vote Required

The ratification of the Audit Committee’s appointment of Anton as our independent registered public accounting firm for the fiscal year ending September 30, 2015 will be approved if a majority of the votes cast affirmatively or negatively at the Annual Meeting are voted in favor of the proposal, assuming a quorum is present. A properly executed proxy marked “ABSTAIN” with respect to such matter will not be voted or treated as a vote cast, although it will be counted for purposes of determining whether a quorum is present. Accordingly, an abstention will not affect the outcome of this proposal. Brokers are entitled to use their discretion to vote uninstructed proxies with respect to ratification of our independent auditors.

The Board recommends a vote FOR ratification of the Audit Committee’s appointment of

Anton & Chia, LLP as our independent registered public accounting firm for fiscal 2015.

21

STOCKHOLDER NOMINATIONS AND OTHER PROPOSALS

To be considered for inclusion in our proxy materials relating to our 2016 Annual Meeting, stockholder nominations or other proposals must be received at our principal executive offices by February [  ], 2016, which is 120 calendar days prior to the anniversary of the mailing date of the Company’s 2015 Proxy Statement. All stockholder proposals must be in compliance with applicable laws and regulations, including the provisions of Rule 14a-8 of the Exchange Act, in order to be considered for possible inclusion in the proxy statement and form of proxy for the 2016 Annual Meeting.

Pursuant to Section 2.7 of the Company’s Amended and Restated Bylaws, any notice of a stockholder nomination or other proposal submitted outside of the process prescribed by Rule 14a-8 of the Exchange Act (i.e., proposals that are not to be included in the Company’s proxy statement and form of proxy) received after February [  ], 2016 will be considered untimely. To be in proper written form, a stockholder’s notice must set forth, as to each matter such stockholder proposes to bring before the annual meeting, (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of such stockholder, (iii) the class or series and number of shares of capital stock of the Company that are owned beneficially or of record by such stockholder, (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

OTHER MATTERS

As of the date of this Proxy Statement, the Board does not intend to present at the Annual Meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The following documents filed by the Company with the SEC are incorporated by reference in this Proxy Statement, as required by Items 11 and 13 of Schedule 14A:

•	the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2014, as filed with the SEC on December 29, 2014 and amended via the Company’s filing of a Form 10-K/A on January 28, 2014 (including the financial statements, supplementary financial information, management’s discussion and analysis of financial condition and results of operations, and quantitative and qualitative disclosures about market risk contained therein, to the extent applicable);

•	the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended December 31, 2014 and March 31, 2015, as filed with the SEC on February 12, 2015 and May 14, 2015, respectively (including the financial statements, management’s discussion and analysis of financial condition and results of operations, and quantitative and qualitative disclosures about market risk contained therein, to the extent applicable); and

•	the Company’s Current Report on Form 8-K filed with the SEC on August 27, 2014 and amended on November 6, 2014.

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Exchange Act. The Company files reports, proxy statements and other information with the SEC. The public may read and copy any materials that we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330. The statements and forms we file with the SEC have been filed electronically and are available for viewing or copy on the SEC maintained Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC. The Internet address for this site can be found at: www.sec.gov.

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A copy of our Annual Report on Form 10-K for the fiscal year ended September 30, 2014, as amended, has been mailed to you with this Proxy Statement. Except as provided above, the Annual Report is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act. The information contained in the “Audit Committee Report” and “Compensation Committee Report” shall not be deemed “filed” with the SEC or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act. We will provide upon written request, without charge to each stockholder of record as of the record date, a copy of our Annual Report on Form 10-K for the fiscal year ended September 30, 2014, as amended, as filed with the SEC. Any exhibits listed in the Form 10-K report also will be furnished upon request at the actual expense incurred by us in furnishing such exhibits. Any such requests should be directed to our Corporate Secretary at our principal executive offices at 325 East Warm Springs Road, Suite 102, Las Vegas, Nevada 89119.

STOCKHOLDERS ARE URGED TO IMMEDIATELY MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY VIA FACSIMILE TO THE ATTENTION OF ACCOUNTING MANAGER, LIVEDEAL, INC., AT (702) 939-0246 OR IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOUR VOTE IS IMPORTANT.

LiveDeal, Inc.

/s/ Jon Isaac

Jon Isaac

President and Chief Executive Officer

June __, 2015

23

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY
FOR THE ANNUAL MEETING OF STOCKHOLDERS OF
LIVEDEAL, INC.
TO BE HELD ON JULY , 2015

Jon Isaac and Tony Isaac, and each of them, each with full power of substitution, hereby are authorized to vote as specified below or, with respect to any matter not set forth below, as a majority of those or their substitutes present and acting at the meeting shall determine, all of the shares of  capital stock of LiveDeal, Inc. that the undersigned would be entitled to vote, if personally present, at the 2015 Annual Meeting of Stockholders and any adjournment thereof.

IF THIS PROXY IS PROPERLY DATED AND EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, IN THE ABSENCE OF DIRECTION THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS.

PLEASE MARK, SIGN, DATE AND RETURN IMMEDIATELY. Please mark vote in box using blue or black ink only.

1. ELECTION OF DIRECTORS

☐ ALL NOMINEES LISTED BELOW	☐ WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW EXCEPT : _________________________________________________________________________________

(1)     Jon Isaac
(2)     Tony Isaac
(3)     Richard D. Butler Jr.
(4)     Dennis (De) Gao
(5)      Tyler Sickmeyer

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above. The undersigned hereby confer(s) upon the proxy and each of them discretionary authority with respect to the election of directors in the event that any of the above nominees is unable or unwilling to serve)

2. APPROVAL OF AMENDMENT TO TERMS OF OUTSTANDING CONVERTIBLE NOTES

☐ FOR	☐ AGAINST	☐ ABSTAIN

3. RATIFICATION OF INDEPENDENT ACCOUNTANTS

☐ FOR	☐ AGAINST	☐ ABSTAIN

4. AS RECOMMENDED BY THE BOARD OF DIRECTORS, OR IN THE ABSENCE OF SUCH RECOMMENDATION IN THEIR OWN DISCRETION, TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE SAID MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Please sign exactly as your name appears below. When shares are held by joint tenants, each should sign. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, or partner, please give full title as such.

Date: __________, 2015
Signature

Signature if held jointly

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

ANNEX A

LIVEDEAL, INC.

CONVERTIBLE NOTE PURCHASE AGREEMENT

Up to $5,000,000 Principal Amount
Convertible Notes

January 7, 2014

Kingston Diversified Holdings LLC
535 Burleigh Private
Ottawa, Ontario K1J 1J9
Canada

The undersigned, LiveDeal, Inc., a Nevada corporation (the “Company”), proposes to issue and sell to Kingston Diversified Holdings LLC (the “Purchaser”), for cash up to $5,000,000 in principal amount of the Company’s Convertible Notes (collectively, the “Notes”). The Notes will be issued pursuant to and subject to the terms and conditions of this Agreement (the terms “Agreement” or “Purchase Agreement” as used herein or in any Exhibit or Schedule hereto shall mean this Agreement and the Exhibits and Schedules hereto individually and collectively as they may from time to time be modified or amended).

As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” means, with respect to any Person, a stockholder, executive officer, director, manager or any other Person directly or indirectly controlling, controlled by or under common control with such Person, where “control” means the possession, directly or indirectly, of power to direct or cause the direction of the management or policies of an entity.

“Approval Date” means the date on which the Company receives approval of this Agreement and the transactions contemplated hereby from the NASDAQ Capital Market, in form and substance reasonably satisfactory to the Company and Purchaser, following the Company’s submission of a Listing of Additional Shares Application relating hereto.

“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in Nevada are authorized or required by law to close.

“Change of Control Transaction” means (a) a sale, lease or other disposition of assets or properties of the Company and its Subsidiaries (calculated on a consolidated basis) having a book value of fifty-one percent (51%) or more of the book value of all the assets and properties thereof, or (b) any transaction in which one or more persons (other than a holder of capital stock of the Company on the First Closing Date, or an Affiliate of or successor to any such holder) shall after the First Closing Date directly or indirectly acquire from the holders thereof, by purchase or in a merger, consolidation or other transfer or exchange of outstanding capital stock, ownership of or control over capital stock of the Company (or securities exchangeable for or convertible into such stock or interests) entitled to elect a majority of the Company’s Board of Directors or representing at least fifty-one percent (51%) of the number of shares of common stock outstanding.

A-1

ANNEX A

“Closing” shall have the meaning set forth in Section 1.3 hereof.

“Code” shall have the meaning set forth in Section 2.3 hereof.

“Common Stock” means the common stock of the Company, par value $.001 per share; provided, however, that, in the event of any capital reorganization or reclassification of the common stock of the Company, or any consolidation or merger of the Company with another corporation, or the sale or transfer of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or similar equity interests with respect to or in exchange for common stock, then the term “Common Stock” shall mean, for all purposes, such stock, securities or similar equity interests.

“Conversion Shares” means Shares of Common Stock issued or issuable upon conversion of the Notes (but, for avoidance of doubt, shall not include Warrant Shares).

“Disclosure Reports” means all reports, schedules, forms, statements, and other documents required to be filed by the Company with the Securities and Exchange Commission pursuant to the Securities Act and/or the Exchange Act, and the rules and regulations promulgated under each, including pursuant to Section 13(a) or 15(d) of the Exchange Act, as well as all amendments to such filings and reports and all exhibits and documents incorporated by reference therein or attached thereto, that have been filed as of the applicable Closing.

“Effective Date” means the date of this Agreement, as set forth above.

“ERISA” means the Employee Retirement Income Security Act of 1974, and regulations promulgated thereunder.

“Event of Default” shall have the meaning set forth in Section 7 hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Issuances” shall have the meaning set forth in Section 12.13 hereof.

“GAAP” means generally-accepted accounting principles within the United States of America, consistently applied.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Indemnified Parties” shall have the meaning set forth in Section 12.6 hereof.

“Indemnifying Parties” shall have the meaning set forth in Section 12.6 hereof.

“Material Adverse Effect” shall have the meaning set forth in Section 3.3 hereof.

“Maturity Date” means the second (2nd) anniversary of the Effective Date.

“New Price” shall have the meaning set forth in Section 12.13 hereof.

“New Shares” shall have the meaning set forth in Section 12.13 hereof.

A-2

ANNEX A

“Notes” shall have the meaning set forth in the Preamble.

“Organizational Documents” means, as to any corporation, limited liability company or limited partnership (a) its certificate or articles of incorporation or formation or certificate of limited partnership, and all amendments thereto, and (b) its bylaws, limited liability company agreement or partnership agreement, and all amendments thereto.

“Person” means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or Governmental Authority.

“Purchaser” shall have the meaning set forth in the Preamble.

“SEC” means the United States Securities and Exchange Commission.

“Securities” means the Notes, the Conversion Shares, the Warrants and the Warrant Shares.

“Securities Act” means the Securities Act of 1933, as amended.

“Subsidiary” of any Person means any corporation, partnership, joint venture, limited liability company, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interest in the capital or profits of such partnership, joint venture or limited liability company or (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person’s other Subsidiaries. Unless otherwise qualified, all references to a “Subsidiary” or to “Subsidiaries” in this Agreement shall refer to a Subsidiary or Subsidiaries of the Company.

“Transaction Documents” means the Purchase Agreement, the Notes and the Warrants.

“Warrants” means the warrants, substantially in the form of Exhibit B hereto, issued or issuable upon conversion of the Notes.

“Warrant Holder” or “Warrantholder” means the registered holder or holders of the Warrants or any related Warrant Shares.

“Warrant Shares” means Shares of Common Stock issued or issuable upon exercise of the Warrants.

The Company and Purchaser agree as follows:

Section 1. Purchase and Sale of the Notes.

1.1 Issuance of the Notes. Subject to the terms and conditions of this Agreement, the Company agrees to sell to Purchaser, and Purchaser agrees to purchase from the Company for cash, from and after the Approval Date until and including the Maturity Date, one or more Notes in an aggregate principal amount of up to $5,000,000; provided, however, that no individual purchase of Notes shall be in an amount that is less than $100,000. Either the Company or Purchaser shall have the right to cause the sale and issuance of Notes pursuant to this Agreement, with each Note to be sold and issued upon at least three (3) Business Days advance written notice from the Company or Purchaser, as applicable. Each Note sold and issued pursuant to this Agreement shall (a) be dated as of the date of its issuance, (b) be substantially in the form of Exhibit A hereto with the blanks appropriately completed in conformity herewith, (c) be payable on the Maturity Date, and (d) bear interest (based on a 360-day year counting actual days elapsed) from the date of issuance thereof until due and payable, unless earlier prepaid in full or converted, at the rate equal to eight percent (8.00%) per annum. All interest on each Note shall be payable in cash on the Maturity Date or upon prepayment in full or conversion of such Note.

A-3

ANNEX A

1.2 Payment of Purchase Price. The purchase price for each Note shall be (a) equal to ninety-five percent (95.00%) of the principal amount of the applicable Note, reflecting a five percent (5.00%) discount at issuance, and (b) payable on the date of issuance thereof in cash by wire transfer of immediately available funds pursuant to the Company’s written instructions.

1.3 Multiple Closings. The Company’s sale and issuance of Notes hereunder may occur in one or more closings (each a “Closing”) between the Approval Date and the Maturity Date. Each Closing shall be subject to the satisfaction or waiver of the conditions set forth in Section 4.1 hereof. The parties shall reasonably agree as to the time and place for each Closing. At each Closing, the Company shall deliver to Purchaser the Note purchased by Purchaser, and Purchaser shall deliver the purchase price (less any agreed deductions, including the discount contemplated by Section 1.2 hereof) by wire transfer of immediately available funds pursuant to the Company’s written instructions.

Section 2. Intentionally Omitted.

Section 3. Representations and Warranties. In order to induce Purchaser to purchase the Notes, the Company hereby represents and warrants to, and agrees with, Purchaser and its respective successors, endorsees and assigns that, as of the date hereof and as of the date of each Closing, that, except as set forth in the Disclosure Reports:

3.1 No Default. No Event of Default and no event, condition, act or omission to act, which with the giving of notice or the passage of time, or both, would constitute an Event of Default, has occurred and is continuing or will have occurred and be continuing at the time of or immediately after the Closing Date.

3.2 Organizational Documents. Each of the Company and its Subsidiaries has delivered or made available to Purchaser an accurate and complete copy of its Organizational Documents and all amendments thereto.

3.3 Existence and Qualification. Each of the Company and its Subsidiaries is a corporation, limited liability company or limited partnership validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation. Each of the Company and its Subsidiaries is duly qualified to do business and in good standing as a foreign entity in each jurisdiction where its failure to so qualify or be in good standing as a foreign entity could reasonably be expected to have a material adverse effect on the business, operations, properties or financial condition of the Company and its Subsidiaries, taken as a whole, or the ability of the Company and its Subsidiaries, taken as a whole, to perform their obligations under the Transaction Documents (a “Material Adverse Effect”).

3.4 Power and Authority. Each of the Company and its Subsidiaries has all necessary corporate, limited liability company or partnership power and authority necessary to own, operate or lease its properties and assets and to conduct its business as now conducted by it. The Company has all necessary corporate power and authority necessary to borrow under the Purchase Agreement and to issue the Notes and, upon the conversion thereof, the Warrants, and to execute, deliver and perform the Transaction Documents to which it is a party. The Company has taken all corporate action required to authorize the borrowings under the Purchase Agreement, the issuance of the Notes and, upon the conversion thereof, the Warrants, and the execution, delivery and performance of the Transaction Documents to which it is a party.

A-4

ANNEX A

3.5 Due Execution and Delivery. The Company has duly executed and delivered each of the Transaction Documents to which it is a party. The certificates representing the Notes have been, and upon conversion of the Notes the Warrants will be, duly and properly executed and delivered.

3.6 Consents; Governmental Approvals. No consent or approval of any person, firm or corporation, and no consent, license, approval or authorization of, or registration, filing or declaration with, any governmental authority, bureau or agency is required to be obtained or made by or on behalf of the Company or any of its Subsidiaries in connection with the issuance of the Notes or the Warrants, the execution, delivery or performance of any of the Transaction Documents or the completion of the transactions contemplated thereby, except for the approval of the Board of Directors of the Company and the approval of the managers or general partners of the Subsidiaries, as applicable, the approval of the stockholders of the Company and the approval of the members or the limited partners of the Subsidiaries, as applicable, each of which shall have been obtained or made prior to the Closing Date.

3.7 Binding Effect. Each of the Transaction Documents to which the Company is a party is its legal, valid and binding obligation, enforceable against the Company in accordance with its terms.

3.8 Absence of Conflicts. The issuance of the Notes and the Warrants by the Company, and the execution, delivery and performance of the Transaction Documents by the Company do not and will not (a) conflict with or violate any provision of the Organizational Documents of the Company or the Subsidiaries, (b) conflict with or result in a violation, breach or default by the Company or any of its Subsidiaries under (i) any provision of any existing statute, law, rule or regulation binding on it or any order, judgment, award, decree, license or authorization of any court or governmental instrumentality, authority, bureau or agency binding on it, or (ii) any mortgage, indenture, lease or other contract, agreement, instrument or undertaking to which it is a party or will be a party immediately after the Closing Date, or by which or to which it or any of its property or assets is now or immediately after the Closing Date will be bound or subject, or (c) result in the creation or imposition of any lien, encumbrance or other charge on any of its properties or assets, except for liens permitted by Section 6.1 or liens in favor of Purchaser created by the Purchase Agreement and Transaction Documents, except in the case of clause (b) for violations, breaches or defaults that would not reasonably be expected to have a Material Adverse Effect.

3.9 Litigation. No litigation, proceedings or investigations of or before any court, arbitrator or governmental authority are currently pending or threatened against Company or any of its Subsidiaries or pending or threatened against any other person, firm or corporation, which (a) question the validity or the enforceability of, or otherwise seek to restrain the performance of, any of the Transaction Documents or any actions taken or to be taken thereunder, (b) in any one case are material, or (c) in the aggregate are reasonably likely to have a Material Adverse Effect.

3.10 No Defaults; Adverse Changes. Neither the Company nor any of its Subsidiaries is, or immediately after the Closing Date will be, in default under or in violation of (a) its Organizational Documents, (b) any agreement or instrument to which it is a party or will then be a party, (c) any statute, rule, writ, injunction, judgment, decree, order or regulation of any court or governmental authority having jurisdiction over it, or (d) any license, permit, certification or approval requirement of any customer, supplier, governmental authority or other person, in any way that, in the case of (b), (c) or (d) above, could reasonably be expected to have a Material Adverse Effect. There is no proposed legislative or regulatory change, any threatened or pending revocation of any license or right to do business with respect to the Company or any of its Subsidiaries, or any threatened or pending labor trouble, condemnation, requisition or embargo that could reasonably be expected to have a Material Adverse Effect.

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3.11 Financial Statements. Purchaser has been furnished with the audited consolidated financial statements of the Company and its Subsidiaries for the most recently competed fiscal year as required by Section 5.1.1 and the unaudited consolidated financial statements of the Company and its Subsidiaries for the most recently competed fiscal quarter as required by Section 5.1.2. Such financial statements have been prepared in accordance with GAAP, consistently applied, and fairly present the financial condition and the results of operations of the Company and its Subsidiaries, as the case may be, subject, in the case of interim financial statements, to (a) year-end adjustments, which individually and in the aggregate will not be materially adverse, and (b) the absence of footnotes.

Section 4. Conditions Precedent. The obligation of Purchaser to purchase Notes hereunder at each Closing shall be subject to the satisfaction of each of the following conditions precedent on the date of such Closing:

4.1 Representations. All representations and warranties made in Section 3 of this Agreement and in any other agreement, certificate or instrument furnished to Purchaser in connection herewith, shall be true and correct with the same force and effect as though such representations and warranties had been made at the time of, and immediately after giving effect to, the sale of the Notes on the Closing Date.

4.2 No Default. At the time of and immediately after giving effect to the sale of the Notes on the Closing Date there shall exist no Event of Default and no condition, event or act that, with the giving of notice or lapse of time, or both, would constitute such an Event of Default.

4.3 No Adverse Change. There shall have been (a) since the most recently competed fiscal year, no material adverse change in the assets, business, operations, properties or financial condition of the Company and its Subsidiaries, taken as a whole, (b) no material adverse change or disruption in the financial markets, the capital markets or the industries of the Company and its Subsidiaries that could affect the Company or Purchaser, and (c) no litigation commenced which, if successful, could reasonably be expected to have a Material Adverse Effect or which would in any way interfere with the transactions contemplated by this Agreement.

4.4 Additional Documents. Purchaser shall have received all such other agreements, documents, instruments, approvals, certificates, opinions and information as Purchaser shall reasonably request in connection with this Agreement, the Notes, the Warrants, the other Transaction Documents and the transactions herein and therein contemplated, including, without limitation, those specified in the list of closing documents delivered by Purchaser to the Company, all of which shall be in form and substance reasonably satisfactory to Purchaser and its counsel.

Section 5. Affirmative Covenants. The Company covenants and agrees that it will:

5.1 Financial Statements and Information. Furnish or cause to be furnished to Purchaser the following financial statements and information:

5.1.1 As soon as available, but in any event within ninety (90) days after the close of each fiscal year of the Company, audited consolidated and unaudited consolidating balance sheets of the Company and of each of its Subsidiaries as of the close of such fiscal year, and audited consolidated and unaudited consolidating statements of income and retained earnings and cash flows of the Company and of each of its Subsidiaries for such fiscal year, together with (a) copies of the reports and certificates relating thereto of independent certified public accountants of recognized standing selected by the Company and reasonably satisfactory to Purchaser, (b) such accountants’ letter to management relating to such financial statements, and (c) a report of the chief executive officer or the chief financial officer of the Company containing management’s discussion and analysis of the Company’s financial condition, results of operations and affairs for such year.

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5.1.2 As soon as available but in any event within forty-five (45) days after the close of each quarter of each fiscal year of the Company, unaudited consolidated and consolidating balance sheets of the Company and of each of its Subsidiaries as of the last day of such quarter and unaudited consolidated and consolidating statements of income and retained earnings and cash flows of the Company and of each of its Subsidiaries for such quarter and for the period from the beginning of the fiscal year to the end of such quarter, each such balance sheet and statement of income and retained earnings and changes in financial position to be certified by the chief executive officer and the chief financial officer of the Company, in his individual capacity, as fairly presenting in all material respects the financial condition and results of operation of the Company or such Subsidiary, provided that any such certificate may state that the accompanying balance sheet and statements are subject to normal year-end adjustments.

5.2 Corporate Existence and Business. Maintain, and cause each Subsidiary to maintain, its separate corporate, limited liability company or partnership existence, as applicable, and its qualification and good standing in all States in which the failure to so qualify or be in good standing could reasonably be expected to have a Material Adverse Effect; and carry on business of the same general types presently conducted by it.

5.3 Insurance. Maintain, and cause each Subsidiary to maintain, insurance to such extent and covering such risks as shall be required by law or by any agreement to which the Company or such Subsidiary is a party, and in any event, insurance with such limits and covering such risks as is customary for companies engaged in the same or a similar business in the same general areas, and cause each such policy to be endorsed to provide Purchaser at least thirty (30) days’ prior written notice of any cancellation, non-renewal or amendment. Promptly give notice to Purchaser of any cancellation or lapse in coverage of any policy of insurance maintained by the Company or any Subsidiary

5.4 Access to Properties and Information. (a) Provide and cause its Subsidiaries to provide such information concerning the operations of the Company and of its Subsidiaries as Purchaser may from time to time reasonably request in writing; (b) upon reasonable advance notice permit, and cause each Subsidiary to permit, representatives of Purchaser full and free access during normal business hours to its management personnel, properties, books and records, allow and cause each Subsidiary to allow the members of its management to discuss the affairs, finances and business of the Company and such Subsidiary with Purchaser, and permit and cause each Subsidiary to permit Purchaser to consult with and advise its directors and officers on the management of its business; and (c) upon request by a Purchaser, direct, and cause each Subsidiary to direct, its independent accountants to discuss the affairs, finances and business of the Company and its Subsidiaries with Purchaser.

5.5 Notices. Promptly give notice to Purchaser of (a) any litigation, proceeding, investigation or claim that relates in whole or in part to this Agreement or any of the Notes and the Warrants, (b) any litigation, proceeding, investigation or claim against or, after the Company becomes aware of the same, affecting the Company or any Subsidiary that can reasonably be expected to materially adversely affect the financial condition or business of, or to result in a material liability of or judgment or order against, the Company and its Subsidiaries (taken as a whole), whether or not covered by insurance, or (c) the occurrence or claimed occurrence of an Event of Default specified in Section 7. The Company shall furnish to Purchaser from time to time all information that Purchaser shall reasonably request with respect to the status of any such litigation, proceeding, investigation or claim to which the Company or any Subsidiary is a party.

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ANNEX A

5.6 Obligations. Pay, discharge or otherwise satisfy, and cause each Subsidiary to pay, discharge or otherwise satisfy, all its obligations and liabilities, whether for labor, materials, supplies, services or anything else, before they become delinquent, except to the extent that (a) appropriate reserves therefor have been provided on its books and the validity or amount of such liability or obligation is being contested in good faith and by appropriate proceedings, and (b) the failure to pay or discharge the same could not reasonably be expected to have a Material Adverse Effect.

5.7 Maintenance of Property. Maintain, keep and preserve, and cause each Subsidiary to maintain, keep and preserve, all of its properties used or useful in its business in good repair, working order and condition (ordinary wear and tear excepted) and from time to time make all necessary and proper repairs, renewals, replacements and improvements thereto; and maintain, preserve and protect all licenses, copyrights, patents and trademarks owned or held under license and material to the business of the Company or any Subsidiary (excluding any owned by suppliers of the Company and its Subsidiaries).

5.8 Maintenance of Records. Keep and cause its Subsidiaries to keep proper books of record and account in which full, true and correct entries will be made, in accordance with generally accepted accounting principles, of all dealings or transactions of or in relation to the business and affairs of the Company and its Subsidiaries.

5.9 Compliance with Applicable Law. Comply, and cause each Subsidiary to comply, with each statute, law, rule, regulation, order or other governmental requirement, noncompliance with which (in any one instance or in the aggregate) is reasonably likely to materially and adversely affect (a) the business, operations, property or financial condition of the Company and its Subsidiaries taken as a whole, or (b) the Company’s ability to perform its obligations under the Transaction Documents.

5.10 Further Assurances. Execute and deliver or cause to be executed and delivered such further instruments and do or cause to be done such further acts as may be reasonably necessary to carry out this Agreement.

Section 6. Negative Covenants. The Company covenants and agrees that it will not:

6.1 Liens and Encumbrances. Contract, create, incur, assume or suffer to exist, or permit any of its Subsidiaries to contract, create, incur, assume or suffer to exist, any mortgage, pledge, security interest, lien or other charge or encumbrance of any kind (including the charge upon property purchased under any conditional sale or other title retention agreement) upon or with respect to any of its or their property or assets, whether now owned or hereafter acquired, except:

6.1.1 Liens in connection with worker’s compensation, unemployment insurance or other social security or similar obligations;

6.1.2 Deposits or pledges securing the performance of bids, tenders, contracts (other than deposits of cash to secure the payment of money by the Company or any of its Subsidiaries), leases, statutory obligations, surety and appeal bonds and other obligations of like nature made in the ordinary course of business;

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ANNEX A

6.1.3 Mechanics’, carriers’, landlords’, warehousemen’s, workers’, materialmen’s or other like liens arising in the ordinary course of business with respect to obligations which are not due or which are being contested in good faith;

6.1.4 Liens for taxes, assessments, levies or governmental charges imposed upon the Company or its Subsidiaries or their respective properties, operations, income, products or profits, which shall not at the time be due or payable or if the validity thereof is being contested in good faith by appropriate proceedings;

6.1.5 Reservations, exceptions, encroachments, easements, rights of way, covenants, conditions, restrictions and other similar title exceptions or encumbrances affecting real property which do not materially detract from the value of the property affected or materially interfere with the ordinary conduct of the business of the Company or any Subsidiary;

6.1.6 Attachment, judgment and other similar liens arising in connection with court proceedings, provided that the execution or other enforcement thereof is effectively stayed (including stays resulting from the filing of an appeal) within sixty (60) days and the claims secured thereby are being contested in good faith by appropriate proceedings;

6.1.7 Capital lease obligations or security interests securing purchase money indebtedness not otherwise prohibited hereunder, provided that such security interests do not extend or attach to assets other than those acquired with the proceeds of such indebtedness;

6.1.8 Leases of real property; and

6.1.9 Liens existing on the date hereof and set forth in the Disclosure Reports.

6.2 Loans. Lend money or credit, or make or permit to be outstanding loans or advances, to any person, firm or corporation or other enterprise, or permit any Subsidiary to lend, make or permit any of the foregoing, except (a) loans or advances in the nature of deposits or prepayments to subcontractors, suppliers and others in the ordinary course of business, (b) loans or advances between Subsidiaries and the Company, between Subsidiaries, and (c) loans or advances to employees, not exceeding $10,000 in the aggregate at any one time outstanding.

6.3 Liquidation or other Disposition of Business. Except in connection with any merger or consolidation of the Company with one or more of its Subsidiaries or the Subsidiaries with one or more other Subsidiaries, (a) wind up, liquidate its affairs or dissolve, or permit any Subsidiary to do so; enter into any transaction of merger or consolidation or permit any Subsidiary to do so, or (b) convey, sell, lease or otherwise dispose of all or (except inventory sold in the ordinary course of business) any substantial part of its assets or properties, or permit any Subsidiary to do so.

6.4 Indebtedness. Directly or indirectly create, incur or assume, or otherwise be, become or remain liable on, or permit any Subsidiary to do so, any indebtedness for borrowed money or the deferred purchase price of property, any other liability evidenced by bonds, debentures, notes or similar instruments, or under leases required to be capitalized in accordance with GAAP, except for indebtedness evidenced by the Notes or otherwise contemplated by this Agreement.

6.5 Affiliates. Purchase, acquire or lease any property from, or sell, transfer or lease any property to, or permit any Subsidiary to do so, any Affiliate except (a) in transactions which are on terms comparable in all material respects to the terms which would prevail in an arm’s-length transaction between unaffiliated third parties, and (b) in transactions between the Company and any Subsidiary, or between Subsidiaries, not otherwise prohibited by this Agreement.

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ANNEX A

6.6 ERISA. Terminate or withdraw, or permit any Subsidiary to terminate or withdraw, from any plan defined in Section 4021(a) of ERISA in respect of which the Company or any Subsidiary is an “employer” or a “substantial employer” as defined in Sections 3(5) and 4001(a)(2) of ERISA, respectively, so as to result in any material liability of the Company or any of its Subsidiaries to the PBGC pursuant to Subtitle A of Title IV of ERISA or material liability of the Company or any of its Subsidiaries to such plan; engage, or permit any Subsidiary to engage, in any “prohibited transaction” (as defined in Section 4975 of the Code) involving any such plan which would result in a material liability for an excise tax or civil penalty in connection therewith; incur or suffer to exist, or permit any Subsidiary to incur or suffer to exist, any material “accumulated funding deficiency” (as defined in Section 302 of ERISA), whether or not waived, involving any such plan; incur, or permit any Subsidiary to incur, any withdrawal liability in connection with a “complete withdrawal” or a “partial withdrawal”, as defined in Sections 4203 and 4205, respectively, of ERISA, with respect to any multiemployer plan as defined in Section 3(37) of ERISA; establish, or permit any Subsidiary to establish, any new employee pension benefit plans; or increase or permit any Subsidiary to increase the benefits under any employee pension benefit plans.

Section 7. Events of Default. In the event that:

7.1 The Company fails to pay (a) any principal of any Note when such amount becomes due in accordance with the terms thereof, or (b) any interest on any Note or any other payment of money required to be made to any of Purchaser hereunder, within three (3) days after such amount becomes due in accordance with the terms hereof; or

7.2 Any representation or warranty made to Purchaser in this Agreement or in any certificate, agreement or instrument executed and delivered to Purchaser by the Company or any Subsidiary or by its accountants or officers pursuant to this Agreement is false, inaccurate or misleading in any material respect on the date as of which made; or

7.3 (a) the Company defaults in the performance of any term, covenant, agreement, condition, undertaking or provision of Section 6 hereof, or (b) the Company defaults in the performance of any other term, covenant, agreement, condition, undertaking or provision of this Agreement, any of the Notes or any other agreement or instrument executed and delivered to any of Purchaser (or their agent) by the Company as provided in this Agreement or in connection with the transactions contemplated in this Agreement, and such default is not cured or waived within thirty (30) days after the Company receives notice of such default from Purchaser or from a third party; or

7.4 the Company fails to pay any principal of or interest on any of its other material indebtedness for a period longer than the grace period, if any, provided for such payment; or

7.5 a Change of Control Transaction occurs; or

7.6 (a) One or more final judgments, decrees or orders shall be entered against the Company or any Subsidiary involving in the aggregate a liability (not fully covered by insurance other than applicable deductibles) of $100,000 or more and all such judgments, decrees or orders shall not have been vacated, paid or discharged, dismissed, or stayed or bonded pending appeal (or other contest by appropriate proceedings) within sixty (60) days from the entry thereof, (b) pursuant to one (1) or more judgments, decrees, orders, or other proceedings, whether legal or equitable, any warrant of attachment, execution or other writ is levied upon any property or assets of the Company or any Subsidiary and is not satisfied, dismissed or stayed (including stays resulting from the filing of an appeal) within sixty (60) days, (c) all or any substantial part of the assets or properties of the Company or any Subsidiary are condemned, seized or appropriated by any government or governmental authority, or (d) any order is entered in any proceeding directing the winding up, dissolution or split-up of the Company or any Subsidiary; or

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ANNEX A

7.7 (a) Any event occurs of a type described in Section 4043(b) of ERISA with respect to, or any proceedings are instituted by the PBGC to have a trustee appointed to administer or to terminate, any plan referred to in Section 6.6 hereof, of the Company or any Subsidiary, which event or institution of proceedings is, in the reasonable opinion of Purchaser, reasonably likely to result in a termination of such plan and to have a material adverse effect upon the business, operations, assets or financial condition of the Company and its Subsidiaries as a consolidated entity, or (b) a trustee shall be appointed by a United States District Court to administer any such plan with vested unfunded liabilities that are material in relation to the business operations, assets or financial condition of the Company and its Subsidiaries as a consolidated entity; or

7.8 The Company (a) commences any case, proceeding or other action (i) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (ii) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or (b) is the debtor named in any other case, proceeding or other action of a nature referred to in clause (a) above which (i) results in the entry of an order for relief or any such adjudication or appointment or (ii) remains undismissed, undischarged or unbonded for a period of sixty (60) days, or (c) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence to, any order, adjudication or appointment of a nature referred to in clause (a) or (b) above, or (d) shall generally not be paying, shall be unable to pay, or shall admit in writing its inability to pay its debts as they become due, or (e) shall make a general assignment for the benefit of its creditors; or

7.9 On or at any time after the Closing Date (a) any of the Transaction Documents for any reason, other than a partial or full release in accordance with the terms thereof, ceases to be in full force and effect or is declared to be null and void, or (b) the Company contests the validity or enforceability of any Transaction Document in writing or denies that it has any further liability under any Transaction Document to which it is party, or gives notice to such effect;

then, and in any such event (an “Event of Default”), (x) if such event is of the type described in Section 7.8, the Notes shall automatically become due and payable, or (y) in any other such event, and at any time thereafter, if such event shall then be continuing, subject to the provisions of Section 8, Purchaser may, by written notice to the Company, declare due and payable the principal of, and interest on, the Notes held by Purchaser, whereupon the same shall be immediately due and payable. In the event that any of the Notes becomes or is declared due and payable prior to its stated maturity, the same shall become due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived.

Section 8. Effectiveness of Covenants; Consents.

8.1 Effectiveness of Covenants. The covenants contained in this Agreement shall continue in full force and effect until the Notes and all other indebtedness outstanding under this Agreement are paid in full whereupon they shall terminate and be of no further force or effect, except that the covenants enumerated in the next sentence shall continue in full force and effect with respect to Purchaser holding Warrants and Warrant Shares after the payment of the Notes and such other indebtedness. Any holder of Warrants or Warrant Shares who does not also hold a Note shall be deemed a Purchaser hereunder with respect to such holder’s ownership of Warrants or Warrant Shares solely for the purposes of Sections 5.1.1, 5.1.2, 5.4, 5.5, 6.5, 8, 9, 10, 11, and 12.

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8.2 Consents and Waivers. Any provision in this Agreement to the contrary notwithstanding, with the written consent of Purchaser, the Company may be relieved from the effect of any Event of Default or from compliance with any covenant, agreement or undertaking contained herein or in any instrument executed and delivered as herein provided, except the provisions for the payment or prepayment of the Notes, and the provisions of the Warrants.

Section 9. Investment Representation. Purchaser acknowledges (a) that the Notes and the other Securities being acquired by Purchaser are not being and will not be registered under the Securities Act on the ground that the issuance thereof is exempt from registration under Section 4(2) of the Securities Act as not involving any public offering, and (b) that the Company’s reliance on such exemption is predicated in part on the representation hereby made to the Company by Purchaser that it is an “accredited investor” within the meaning of Regulation D promulgated under the Securities Act, and is acquiring the Notes and the other Securities for investment for its own account, with no present intention of dividing its participation with others or reselling or otherwise distributing the same, subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control. Purchaser is not aware of any particular occasion, event or circumstance upon the occurrence or happening of which it intends to dispose of the Notes or other Securities.

Section 10. Transfers; Replacement of Notes.

10.1 Transfers. Purchaser shall be entitled to assign and transfer all or any part of its Notes or Warrants, or any interest or participation therein, and its related rights under this Agreement; and upon the assignment or transfer by Purchaser of all or any part of its Notes or Warrants or its interest therein (except in public offering registered under the Securities Act, or a sale pursuant to Rule 144 thereunder), the term “Purchaser” as used herein shall thereafter include, to the extent of the interest so assigned or transferred, the assignee or transferee of such interest.

10.2 Issuance of New Notes. The Company will at any time, at its expense, at the request of a holder of a Note, and upon surrender of such Note for such purpose, issue a new Note or Notes in exchange therefor, payable to the order of the holder or such person or persons as may be designated by such holder, dated the last date to which interest has been paid on the surrendered Note, or, if such exchange shall take place prior to the due date of the first interest payment, the date of issuance of such original Note, in such denominations as may be requested, in an aggregate principal amount equal to the unpaid principal amount of the Note so surrendered and substantially in the form of such Note with appropriate revisions. Upon such exchange the term “Note” as used herein shall include such new Note or Notes.

10.3 Replacement of Notes. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Note and, if requested in the case of any such loss, theft or destruction, upon delivery of an indemnity bond or other agreement or security reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of such Note, the Company will issue a new Note, of like tenor and amount and dated the date to which interest has been paid, in lieu of such lost, stolen, destroyed or mutilated Note; provided, however, if any Note of which Purchaser, its nominee, or any of its partners is the holder is lost, stolen or destroyed, the affidavit of an authorized partner or officer of the holder setting forth the circumstances with respect to such loss, theft or destruction shall be accepted as satisfactory evidence thereof, and no indemnification bond, or other security shall be required as a condition to the execution and delivery by the Company of a new Note in replacement of such lost, stolen or destroyed Note other than the holder’s written agreement to indemnify the Company.

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Section 11. Judicial Proceedings.

11.1 Each of the parties hereto irrevocably and unconditionally agrees to be subject to the exclusive jurisdiction of any Arizona State or Federal court sitting in the City of Phoenix over any suit, action or proceeding arising out of or relating to this Agreement or any of the Notes, Warrants or other Transaction Documents. To the fullest extent it may effectively do so under applicable law, the Company irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

11.2 The Company agrees, to the fullest extent they may effectively do so under applicable law, that a judgment in any suit, action or proceeding of the nature referred to in Section 11.1 brought in any such court shall, subject to such rights of appeal on issues other than jurisdiction as may be available, be conclusive and binding upon the Company and may be enforced in the courts of the United States of America or the State of Arizona (or any other courts to the jurisdiction of which the Company is or may be subject) by a suit upon such judgment.

11.3 Each of the parties hereto hereby irrevocably and unconditionally agrees (1) to the extent such party is not otherwise subject to service of process in the State of Arizona, to appoint and maintain an agent in the State of Arizona as such party’s agent for acceptance of legal process, and (2) that, to the fullest extent permitted by applicable law, service of process may also be made on such party by prepaid certified mail with a proof of mailing receipt validated by the United States Postal Service constituting evidence of valid service, and that service made pursuant to (1) or (2) above shall, to the fullest extent permitted by applicable law, have the same legal force and effect as if served upon such party personally within the State of Arizona.

11.4 Nothing in this Section 11 shall affect the right of any of Purchaser to serve process in any manner permitted by law, or limit any right that any of Purchaser may have to bring proceedings against the Company in the courts of any jurisdiction or to enforce in any lawful manner a judgment obtained in one (1) jurisdiction in any other jurisdiction.

11.5 THE COMPANY HEREBY EXPRESSLY WAIVES ANY RIGHTS IT MAY HAVE NOW OR HEREAFTER TO A JURY TRIAL IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE NOTES, THE WARRANTS OR THE OTHER TRANSACTION DOCUMENTS.

11.6 Upon breach or default by the Company with respect to any obligation hereunder, under the Notes, the Warrants or other Transaction Documents, Purchaser (or their agents) shall be entitled to protect and enforce their rights at law, or in equity or by other appropriate proceedings for specific performance of such obligation, or for an injunction against such breach or default, or in aid of the exercise of any power or remedy granted hereby or thereby or by law.

Section 12. Miscellaneous.

12.1 Notices. All notices, requests, demands or other communications to or upon the respective parties hereto shall be in writing and shall be deemed to have been given or made, and all financial statements, information and the like required to be delivered hereunder shall be deemed to have been delivered, five (5) days after deposited in the mails, registered or certified with postage prepaid, addressed to the Company at 6240 McLeod Drive, Suite 120, Las Vegas, Nevada 89120, Attn: Accounting Department, and to Purchaser at __________, or to such other address as any of them shall specify in writing to the other. No other method of giving notice is hereby precluded. Upon the reasonable request of Purchaser, the Company will deliver to Purchaser, at the Company’s expense, additional copies of all financial statements, information and the like required hereunder.

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12.2 Cumulative Remedies, Etc. No failure or delay on the part of any of Purchaser in exercising any right, power or privilege hereunder, and no course of dealing between the Company and Purchaser, or any of them, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude the simultaneous or later exercise of any other right, power or privilege. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which Purchaser, or any of them, would otherwise have. No notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of Purchaser, or any of them, to take any other or further action in any circumstances without notice or demand.

12.3 No Oral Changes; Assignment; Survival of Representations. This Agreement may not be changed or terminated orally. This Agreement shall be binding upon the Company and Purchaser and its successors and assigns. Neither the Company nor Purchaser shall not make any assignment of its rights under this Agreement, the Notes, the Warrants or other Transaction Documents or subject this Agreement, the Notes, the Warrants or other Transaction Documents or its rights hereunder to any lien or security interest of any kind whatsoever; and any such assignment, lien or security interest shall be absolutely void and unenforceable as against Purchaser. All agreements, representations and warranties made herein or in writing otherwise in connection herewith shall survive the issuance of the Notes and the Warrants.

12.4 Expenses. Each of the parties hereto agrees to pay all of its expenses arising in connection with the negotiation, preparation, execution, delivery, administration, exercise of rights under and enforcement of, and any amendment, supplement or modification to, or waiver of any provision of, this Agreement, the Notes, the Warrants, and the Transaction Documents, including without limitation all documentary, stamp and similar taxes and assessments, all recording and filing fees and taxes charged by any governmental authority.

12.5 GAAP. All calculations after the Closing Date shall be made and all financial statements and data generated after the Closing Date and required hereby shall be prepared in accordance with GAAP (as in effect at the date of preparation) consistently applied, except as otherwise expressly provided herein.

12.6 Indemnification Generally. The Company and the Subsidiaries (collectively “Indemnifying Parties”) agree to indemnify and hold harmless Purchaser, their respective Affiliates, partners, subsidiaries, directors, officers, employees, agents and representatives (collectively, the “Indemnified Parties”) to the maximum extent permitted by law, from and against any and all liability (including, without limitation, reasonable legal fees incurred in defending against any such liability) under, arising out of or relating to this Agreement, the Notes, the Warrants and the other Transaction Documents, the transactions contemplated hereby or thereby or in connection herewith or therewith, and all action or failures to act and the transactions contemplated thereby, including (to the maximum extent permitted by law) any liability arising under Federal or state securities laws, except to the extent such liability shall result from any act or omission on the part of the Indemnified Parties constituting willful misconduct or gross negligence or the inaccuracy of representations in Section 9. The rights and obligations of the Indemnifying Parties under this Section 12.6 shall survive and continue to be in full force and effect notwithstanding the Notes not having been purchased, the repayment of the Notes, the expiration or repurchase of the Warrants or Warrant Shares and the termination of this Agreement. The Indemnifying Parties shall not be liable to the Indemnified Parties for any punitive, exemplary or consequential damages as a result of the transactions contemplated by this Agreement or the Transaction Documents.

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ANNEX A

12.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to principles of conflict of laws. The parties hereto hereby declare that it is their intention that this Agreement shall be regarded as made under the laws of the State of Nevada and that the laws of said State shall be applied in interpreting its provisions in all cases where legal interpretation shall be required.

12.8 Execution of Agreement. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed by the parties’ exchange of signature pages via facsimile, .pdf or similar electronic transmission, and any executed signature pages exchanged in such fashion shall be deemed originals for all purposes.

12.9 Public Announcements. None of the parties hereto shall issue any press release or other public statement concerning the transactions provided for in this Agreement without the prior consent of the other parties, except to the extent required by applicable law, regulation or legal process.

12.10 Captions; Gender. The descriptive headings of the Sections of this Agreement are inserted for convenience only and shall not affect the meaning, construction or interpretation of any of the provisions hereof. The use of the masculine form of a pronoun shall be deemed, where appropriate, to include the masculine and feminine forms of such pronoun.

12.11 Legends. Certificates evidencing the Securities issued upon any conversion of the Notes and/or exercise of the Warrants shall bear the following restrictive legend, in addition to any other legends determined to be necessary or appropriate in the Company’s reasonable discretion:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT.

A-15

ANNEX A

12.12 NASDAQ and Stockholder Approval Matters. The Company covenants and agrees to use commercially reasonable efforts to obtain, as promptly as practicable, any approvals of the Company’s stockholders required under the Company’s Organizational Documents, applicable law and/or the listing rules and regulations of the NASDAQ Capital Market in connection with the transactions contemplated by this Agreement. Following such approval (if obtained via written consent in compliance with the Company’s Organizational Documents and applicable law), the Company covenants and agrees to use commercially reasonable efforts to file with the SEC, as promptly as practicable, an Information Statement on Schedule 14C describing this Agreement and the transactions contemplated hereby. The parties acknowledge and agree that Purchaser shall not be entitled to convert any Notes, or exercise any Warrants, into shares of Common Stock, unless and until (a) any required stockholder approvals are obtained and (b) the time period prescribed by Rule 14c-2 promulgated under the Exchange Act has expired. Without limiting the generality of the foregoing, unless and until stockholder approval of the transactions contemplated by this Agreement is obtained by the Company, in no event shall Purchaser be entitled to convert any Notes, or exercise any Warrants, to the extent that any such conversion or exercise would result in Purchaser acquiring in such transactions a number of shares of Common Stock exceeding 19.99% of the number of shares of Common Stock issued and outstanding immediately prior to the Effective Date. Purchaser shall not be entitled to vote any shares of Common Stock acquired by it pursuant to this Agreement or the other Transaction Documents in connection with any such stockholder approval sought by the Company.

12.13 Anti-Dilution. If, within the two (2)-year period following the issuance of any Note, the Company issues shares of its capital stock in connection with a financing or an acquisition of, or merger or consolidation with, another entity (“New Shares”) at a price that is less than the applicable conversion price or exercise price actually paid by Purchaser for any Conversion Shares or Warrant Shares obtained pursuant to such Note (or the Warrant issuable upon conversion of such Note), as applicable (“New Price”), then within ten (10) Business Days of such issuance, Purchaser shall be issued, without payment of any additional consideration, additional shares of Common Stock so that such new shares when combined with the Conversion Shares and/or Warrant Shares issued to Purchaser upon conversion of the applicable Notes and/or exercise of the applicable Warrants would equal the number of shares of Common Stock Purchaser would have received had the applicable conversion price and/or exercise price been the New Price. Notwithstanding the foregoing, the New Price may not be less than $0.70 per share. Notwithstanding the foregoing or anything in this Agreement to the contrary, the following shall not be considered “New Shares” for purposes of this Section 12.13 (collectively, the “Excluded Issuances” and each an “Excluded Issuance”):

12.13.1 shares of capital stock issued upon conversion of, or exchange for, any outstanding (a) shares of any preferred stock, (b) options, or (c) securities of the Company convertible into or exercisable for shares of the Company’s, in all cases that are outstanding as of the First Closing Date;

12.13.2 restricted stock or options issued to directors, officers, employees or consultants of the Company pursuant to the Company’s existing stock incentive plan or any future stock incentive plan approved by the Company’s board of directors and stockholders;

12.13.3 shares of Common Stock issued to officers, directors, employees, consultants, service providers or vendors in lieu of cash payments otherwise due;

12.13.4 warrants or convertible securities issued or issuable to banks, equipment lessors, lenders or other financial institutions, or to real property lessors or in connection with a financing; or

12.13.5 any securities deemed in writing to not be New Shares by Purchaser.

A-16

ANNEX A

12.14 Preparation of Document/Independent Counsel. After Purchaser and the Company negotiated among themselves, this Agreement was prepared by Snell & Wilmer L.L.P, as legal counsel to the Company. Snell & Wilmer L.L.P. has not acted as legal counsel to any other party, including Purchaser. Purchaser acknowledges that it has had the opportunity to review this Agreement with its own legal counsel.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

A-17

ANNEX A

If you are in agreement with the foregoing, please sign in the space provided below.

COMPANY: LIVEDEAL, INC., a Nevada corporation By: /s/ Tony Isaac Name: Tony Isaac Its: Authorized Signatory

The foregoing is hereby accepted
and agreed to, as of the date
first above written, by Purchaser
signing below:

PURCHASER:

KINGSTON DIVERSIFIED HOLDINGS LLC

By:     /s/ Tudor Mihai Gavrila

Name:     Tudor Mihai Gavrila

Its:     Managing Member

[Signature Page - Convertible Note Purchase Agreement]

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ANNEX A

EXHIBIT A

Form of Note

(See attached)

A-19

ANNEX A

THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE WERE NOT ISSUED IN A TRANSACTION REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS. THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR, IN THE OPINION OF COUNSEL TO THE COMPANY, IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS.

LIVEDEAL, INC.

CONVERTIBLE NOTE

U.S. $_____	Date of Issuance: __________, 20__

FOR VALUE RECEIVED, LiveDeal, Inc., a Nevada corporation (“Company”), hereby promises to pay to the order of __________, a[n] __________ (“Purchaser”), the aggregate principal sum of _____ and No/100 Dollars ($_____) (the “Principal”) in lawful currency of the United States of America, subject to the provisions contained herein. This Convertible Note (this “Note”) is one of the Notes described in the Note Purchase Agreement dated as of January ___, 2014, by and between the Company and Purchaser (as amended from time to time, the “Purchase Agreement”). The Company and Purchaser shall be collectively referred to as the “Parties”. Unless otherwise expressly provided in this Note, initially capitalized words or terms used in this Note shall have the meanings set forth in the Purchase Agreement.

ARTICLE 1
PAYMENT

1.1 Maturity Date. The Principal and any other amounts payable to Purchaser hereunder, shall be due and payable to Purchaser on the Maturity Date.

1.2 Interest. Interest will accrue from the date hereof on the Principal amount at the rate of eight percent (8.00%) per annum until all Obligations under this Note are paid in full or until the conversion of the Principal pursuant to Article 2 of this Note. If the Principal is not converted pursuant to Article 2 of this Note, interest shall be paid with the Principal amount and all other Obligations on the Maturity Date. If the Principal is converted pursuant to Article 2 of this Note, interest accrued through the date of conversion and all other Obligations shall be paid on the date of conversion in accordance with Article 2 of this Note.

1.3 Payment. All payments under this Note shall be made by check or wire transfer of immediately available funds and in lawful money of the United States of America at __________, or at such other place as Purchaser may from time to time designate in writing to the Company. Payments will be credited first, to costs of collection and other charges for which the Company is responsible pursuant to this Note, second, to accrued but unpaid interest, and the remainder to Principal.

1.4 Prepayment. The Company shall have the option to prepay this Note, together with accrued but unpaid interest, in whole or in part, at any time without premium or penalty.

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ANNEX A

ARTICLE 2
CONVERSION

2.1 Right to Convert into Common Stock; Conversion Price. Subject to Section 2.5 below, so long as any Principal due under this Note is outstanding, pursuant to Section 2.2 below, Purchaser may elect to convert, or the Company may cause the immediate conversion of, all or any portion of the Principal and accrued but unpaid interest into (a) that number of shares of the common stock of the Company (the “Common Stock”) as is obtained by dividing the dollar amount of the Principal and accrued but unpaid interest by the applicable Conversion Price per share of Common Stock (the “Conversion Shares”), and (b) a Warrant exercisable for a period of five (5) years, commencing on the Conversion Date (as defined below), for a number of shares of Common Stock equal to the number of Conversion Shares issuable upon conversion pursuant to clause (a) next preceding at an initial exercise price equal to one hundred ten percent (110%) of the Conversion Price then in effect. Subject to adjustment as provided in Section 2.3 hereof, the “Conversion Price” shall be an amount equal to seventy percent (70%) of the lesser of: (i) the closing bid price of the Common Stock on the Effective Date; or (ii) the 10-day volume weighted average closing bid price for the Common Stock, in each case as listed on NASDAQ for the ten (10) Business Days immediately preceding the date of the notice of conversion (the “Average Price”); provided, however, that in no event shall the Average Price per share be less than $1.00. For example, if the Average Price is $0.50 per share, then for purposes of calculating the Conversion Price, the Average Price per share would be $1.00 per share instead of $0.50 per share.

2.2 Mechanics of Conversion.

(a) Unless earlier converted at the election of the Company pursuant to clause (b) below, Purchaser may cause the conversion of this Note by delivering to the Company an executed notice of conversion in the form attached hereto as Exhibit A (the “Notice of Conversion”).

(b) The Company may cause the conversion of this Note by delivering to Purchaser a Notice of Conversion.

(c) After delivery of the Notice of Conversion, the Company and Purchaser shall agree to a date for such conversion which, in no event, shall be later than three (3) business days following the date of the Notice of Conversion (the “Conversion Date”). On or before the Conversion Date, Purchaser shall surrender the Note for conversion and the Company shall denote in its corporate records the ownership by Purchaser of the Conversion Shares, effective as of close of business on the Conversion Date. Effective as of close of business on the Conversion Date (i) the rights of Purchaser with respect to the Principal, together with all other amounts due hereunder to Purchaser shall cease, (ii) Purchaser shall be treated for all purposes as having become the record holder of such Conversion Shares, and (iii) such conversion shall be at the Conversion Price then in effect. The issuance of Common Stock upon conversion of this Note shall be made without charge to Purchaser for any tax in respect of such issuance, and such Conversion Shares shall be issued in such names as may be directed by Purchaser.

(d) In the event of a partial conversion of this Note, all of the applicable provisions hereof shall apply in respect of the portion of this Note that is converted into Conversion Shares, and this Note shall be restated to reflect the amount that remains due and payable hereunder, which shall be subject to subsequent conversion in accordance with the terms and conditions hereof.

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ANNEX A

2.3 Adjustment of Conversion Price. Subject to Section 2.4 hereof, the Conversion Price and number and kind of Conversion Shares or other securities to be issued upon conversion determined pursuant to Section 2.1 shall be subject to adjustment from time to time upon the happening of certain events while this conversion right remains outstanding, as follows:

(a) Merger, Sale of Assets, etc. If Company at any time shall consolidate with or merge into or sell or convey all or substantially all its assets to any other corporation or other entity, this Note shall thereafter be deemed to evidence the right to purchase such number and kind of shares or other securities and property as would have been issuable or distributable on account of such consolidation, merger, sale or conveyance, upon or with respect to the securities subject to the conversion or purchase right immediately prior to such consolidation, merger, sale or conveyance. The foregoing provision shall similarly apply to successive transactions of a similar nature by any such successor or purchaser. Without limiting the generality of the foregoing, the anti-dilution provisions of this Section 2.3 shall apply to such securities of such successor or purchaser after any such consolidation, merger, sale or conveyance.

(b) Reclassification. If Company at any time shall, by reclassification or otherwise, change the Common Stock into the same or a different number of securities of any class or classes that may be issued or outstanding, this Note shall thereafter be deemed to evidence the right to purchase an adjusted number of such securities and kind of securities as would have been issuable as the result of such change with respect to the Common Stock immediately prior to such reclassification or other change.

(c) Stock Splits, Combinations and Dividends. If the shares of Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock, or if a dividend is paid on the Common Stock in shares of Common Stock, the Conversion Price shall be proportionately reduced in case of subdivision of shares or stock dividend or proportionately increased in the case of combination of shares, in each such case by the ratio which the total number of shares of Common Stock outstanding immediately after such event bears to the total number of shares of Common Stock outstanding immediately prior to such event.

(d) Dilutive Share Issuances. So long as this Note is outstanding, if the Company shall issue or agree to issue any shares of Common Stock for a consideration (or deemed price) less than the Conversion Price in effect at the time of such issue, then, and thereafter successively upon each such issue, the Conversion Price shall be reduced to such other lower issue price. For purposes of this adjustment, the issuance of any security carrying the right to convert or exchange such security into shares of Common Stock or of any warrant, right or option to purchase Common Stock shall result in an adjustment to the Conversion Price upon the issuance of the above-described security and again upon the issuance of shares of Common Stock upon exercise of such conversion or purchase rights if such issuance is at a price lower than the then applicable Conversion Price. Notwithstanding the foregoing, in no event shall the Conversion Price be reduced below $0.70 per share pursuant to this Section 2.3(d). For the sake of clarity, no adjustment shall be made to the Conversion Price pursuant to this Section 2.3(d) in respect of any Excluded Issuance, and the provisions of this Section 2.3(d) are in addition to (not in lieu of) the provisions set forth in Section 12.13 of the Purchase Agreement.

2.4 Adjustment Notices. Whenever the Conversion Price is adjusted as provided in Section 2.3, Company shall promptly deliver to Purchaser written notice setting forth the revised Conversion Price with a statement of facts regarding the adjustment and the computation thereof.

2.5 Limitation on Conversion Pending Stockholder Approval. Purchaser’s right to convert the Principal due and payable under this Note into shares of Common Stock is expressly subject to the limitations and conditions set forth in Section 12.12 of the Purchase Agreement.

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ANNEX A

ARTICLE 3
COVENANTS OF COMPANY

3.1 Payment of Principal; Conversion. The Company hereby covenants and agrees that it shall pay or cause to be paid all amounts due hereunder on the Maturity Date or, if applicable prior to the Maturity Date, the Company shall effect or cause to be effected any conversion of the Principal into Conversion Shares.

3.2 Reserves. During the period the conversion right exists, the Company shall at all times reserve and keep available, out of its authorized but unissued Common Stock, solely for the purpose of issue upon conversion of this Note, such number of shares of Common Stock as shall then be issuable upon the conversion of this Note. The Company covenants that all such shares of Common Stock shall, upon issuance, be duly and validly issued, fully paid and non-assessable.

ARTICLE 4
DEFAULT; ACCELERATION

4.1 Events of Default. The occurrence of any Event of Default under the Purchase Agreement shall constitute an “Event of Default” hereunder.

4.2 Acceleration.

(a) Upon the occurrence of any Event of Default, the entire outstanding balance of the Principal and any other amounts payable to Purchaser hereunder shall become immediately due and payable to Purchaser, without any demand of or notice to the Company.

(b) Upon the occurrence of any Event of Default, Purchaser may exercise all rights and remedies available to it under any or all of the Transaction Documents or otherwise and may apply any of funds of either the Company in its possession to the outstanding indebtedness under this Note.

4.3 Costs of Collection. The Company hereby, jointly and severally, agree to pay all costs of collection, including attorneys’ fees and expenses, whether or not suit is filed, and all costs of suit and preparation for suit (whether at trial or appellate level), in the event any amount of the Principal or other amount owing hereunder is not paid when due, or to exercise any other right or remedy hereunder, or in the event Purchaser is made party to any claim, case, action or other proceeding because of the existence of the Principal, or if at any time Purchaser should incur any attorneys’ fees or expenses in any proceeding under any federal bankruptcy law (or any similar state or federal law) in connection with the Principal.

ARTICLE 5
GENERAL PROVISIONS

5.1 Remedies Cumulative and Continuing. All powers and remedies of Purchaser hereunder with respect to an Event of Default shall, to the extent permitted by law, be deemed cumulative and not exclusive of any other thereof or of any other power or remedy available to Purchaser, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Note, and every power and remedy given by this Note or by applicable law to Purchaser may be exercised from time to time, and as often as shall be deemed expedient by Purchaser.

5.2 Replacement; Exchange. Upon receipt of evidence reasonably satisfactory to the Company of the ownership and the loss, theft, destruction or mutilation of this Note, the Company shall execute and deliver a new Note of like kind in lieu of and in substitution for the lost, stolen, destroyed or mutilated Note. This Note may be exchanged by surrender hereof at the office of the Company maintained for that purpose, and the Company shall execute and deliver in exchange herefor the Note or Notes which Purchaser making the exchange shall be entitled to receive.

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ANNEX A

5.3 Choice of Law. This Note shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to principles of conflict of laws. The parties hereto hereby declare that it is their intention that this Agreement shall be regarded as made under the laws of the State of Nevada and that the laws of said State shall be applied in interpreting its provisions in all cases where legal interpretation shall be required.

5.4 Notices. All notices, requests, consents and other communications required or permitted under this Agreement shall be in writing and shall be delivered personally or by reputable overnight courier (e.g., Federal Express) or mailed first class, postage prepaid, registered or certified mail:

(a) If to Purchaser, to:

__________

__________

__________

Attn: __________

Facsimile: __________

(b) If to the Company, to:

LiveDeal, Inc.
6240 McLeod Drive, Suite 120
Las Vegas, Nevada 89120
Attn: Accounting Department
Facsimile No.: (702) 939-0244

Any party may change the address to which notices intended for it shall be sent by a notice to the other party given in the manner specified in this Section 5.4. Such notices and communications shall for all purposes of this Agreement be treated as being effective or having been given when delivered if delivered personally or by courier or, if sent by mail, when received.

5.5 Assignment. This Agreement shall be binding upon the Company and Purchaser and its successors and assigns. Neither the Company nor Purchaser shall not make any assignment of its rights under this Agreement, the Notes, the Warrants or other Transaction Documents or subject this Agreement, the Notes, the Warrants or other Transaction Documents or its rights hereunder to any lien or security interest of any kind whatsoever; and any such assignment, lien or security interest shall be absolutely void and unenforceable as against Purchaser.

5.6 Cooperation; Further Action. Each Party to this Note shall, without further consideration, execute and deliver any further or additional instruments and perform any acts which may become reasonably necessary to effectuate and carry out the purposes of this Note.

5.7 Severability. In the event any term or provision of this Note is declared to be invalid or illegal, for any reason, this Note shall remain in full force and effect and the same shall be interpreted as though such invalid and illegal provision were not a part hereof.

A-24

ANNEX A

5.8 Amendments. This Note may not be altered or amended, and no right under this Note may be waived, except by a writing executed by the Parties to this Note or except as otherwise provided in this Note. No waiver of any term, provision, or condition of this Note, in any one or more instances, shall be deemed or construed as a further or continuing waiver of any such term, provision, or condition, or as a waiver of any other term, provision, or condition of this Note.

5.9 Integration. This Note and the other Transaction Documents constitute and embodies the full and complete understanding and agreement of the parties hereto and supersedes all prior understandings, whether oral or written.

5.10 Captions; Number and Gender. The captions, headings and arrangements used in this Agreement are for convenience only and shall not in any way affect, modify, control, or limit the meaning or applicability of such article or section. Words used herein, regardless of the number or gender stated, shall be deemed to refer to the singular or plural, or to the masculine, feminine or neuter, respectively, all as the context may admit.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

A-25

ANNEX A

IN WITNESS WHEREOF, the undersigned have executed this Note as of the date first set forth above.

COMPANY:

LIVEDEAL, INC., a Nevada corporation

By: __________________________________
Name: __________________________________
Its: __________________________________

PURCHASER:

__________

By: __________________________________
Name: __________________________________
Its: __________________________

A-26

ANNEX A

Exhibit A

Form of Conversion Notice

Re:	Convertible Note (the “Note”) issued by LiveDeal, Inc., a Nevada corporation (the “Company”), dated __________, 20__, in the original principal amount of $__________.

Effective as of the date written below, the undersigned hereby [provides notice of its election to automatically covert / irrevocably elects to convert] $____________ of the unpaid principal amount on the Note into shares of the common stock of Company according to the terms and conditions set forth in the Note. If interests are to be issued in the name of a person or entity other than the undersigned, the undersigned hereby agrees to pay all transfer taxes payable with respect thereto.

Date of Conversion:____________________

Signature:____________________________

Name:__________________________________

If applicable, name and address of person or entity other than the undersigned to which Conversion Shares are to be registered and delivered:

Name:_________________________________

Address:________________________________

____________________________________

Social Security or Tax I.D. Number _____________

A-27

ANNEX B

LIVEDEAL, INC.

AMENDMENT NO. 1

TO

CONVERTIBLE NOTE PURCHASE AGREEMENT

Up to $10,000,000 Principal Amount
Convertible Notes

October 29, 2014

Kingston Diversified Holdings LLC 535 Burleigh Private

Ottawa, Ontario K1J 1J9

Canada

This is Amendment No. 1 (the "Amendment") to that certain Convertible Note Purchase Agreement, dated January 7, 2014, by and between the undersigned, LiveDeal, Inc., a Nevada corporation (the "Company"), and Kingston Diversified Holdings LLC (the "Purchaser"). Pursuant to such Agreement, the Company proposed to issue and sell to the Purchaser for cash up to $5,000,000 in principal amount of the Company's Convertible Notes (collectively, the "Notes"). The Notes were to be issued pursuant to and subject to the terms and conditions of such Agreement (the terms "Agreement" or "Purchase Agreement" as used therein or in any Exhibit or Schedule thereto shall mean such Agreement and the Exhibits and Schedules thereto individually and collectively as they may from time to time be modified or amended). As of the end of the Company's 2014 fiscal year, the Company had not issued and sold any Notes to the Purchaser.

1. Explanatory Provisions. This Amendment (i) increases the maximum principal amount of the Notes to $10,000,000 in principal amount, (ii) eliminates the original issue discount provision of Section 1.2(a) of the Agreement and replaces it with an execution payment, as set forth in Section 3 of this Amendment, and (iii) provides certain additional adjustments to the Note Conversion Price and to the Warrant Exercise Price. The Amendment shall not become effective unless, on or before November 30, 2014, the Company shall have issued and sold Notes to the Purchaser in the aggregate principal amount of not less than $100,000. Except as otherwise specifically set forth in this Amendment, all of the definitions, obligations, terms, and conditions set forth in the Agreement remain unaltered and in full force and effect.

2. Conditions Precedent and Subsequent Deemed Modifications. Although the Company may now issue and sell Notes to the Purchaser in excess of an aggregate of $5,000,000 in principal amount up to a maximum of $10,000,000 in principal amount, the conversion provisions thereof and the contingent grants of Warrants as referenced therein shall be stayed unless and until the Company shall have complied with the approval provisions set forth in Section 12.12 of the Agreement, which provisions shall be deemed to apply to such incremental Notes and related Warrants; provided, however, that the Company need not commence its commercially reasonable efforts to obtain any approvals of its stockholders required under the Company's Organizational Documents, applicable law and/or the listing rules and regulations of the NASDAQ Capital Market in connection with the transactions contemplated by this Amendment until fifteen (15) calendar days following the filing of its Annual Report on Form 10-K for its fiscal year ended September 30, 2014; provided, further, that the Company may use a Proxy Statement for a regular or special meeting of its stockholders in lieu of an Information Statement as so specified in Section 12.12 of the Agreement. Unless otherwise specified in

B-1

ANNEX B

the Amendment, until all of such approvals in connection with this Amendment have been obtained, the terms and conditions of any Notes issued or issuable shall be in accordance with the terms and conditions of the Agreement. From and after the date on which such approvals have been obtained, the terms and conditions of any then-issued and outstanding Notes and, if granted in connection with the conversion of any Notes, the terms and conditions of any such related Warrants then outstanding shall be deemed modified to comply with the terms and conditions set forth in this Amendment as if such outstanding Notes or Warrants had been issued or granted, as applicable, on such date.

3. Payment of Purchase Price [Subsection 1.2(a)]; Initial Conversion Payment. Section 1.2(a) of the Agreement is hereby deleted in full. Not later than three (3) Business Days after the first conversion by the Purchaser of any of the Notes, the Company shall cause to be delivered to the Purchaser that number of unregistered, restricted shares of the Company's common stock as shall equal five percent (5%) of the quotient of $10,000,000 divided by the Note Conversion Price in respect of such first conversion. Unless and until the occurrence of such conversion, the Company shall not owe any Initial Conversion Payment or equivalent to the Purchaser.

4. Additional Adjustments To Note Conversion Price. In addition to, and without modification of any other provision of Section 2.3 of the Note, this Amendment will add a new subsection (e) thereto to read as follows: "So long as this Note is outstanding, the Conversion Price then in effect shall be subject to successive adjustments, on a continuous basis, in the event that the mean average of the daily VWAP for any ten (10) consecutive Business Days is less than the then-current Conversion Price. In each such event, the Conversion Price shall be reduced to such mean average. Notwithstanding the foregoing, in no event shall the Conversion Price (i) be increased by any subsequent increase in such ten (10)-Business day VWAP following any reduction in the Conversion Price or (ii) be reduced below $0.70 per share pursuant to this Section 2.3(e), as such per-share "floor" price may be adjusted by any forward splits or reverse splits or consolidations that may occur from and after the date of the Purchase Agreement. For the sake of clarity, the provisions of this Section 2.3(e) are in addition to (not in lieu of) the provisions set forth in Section 12.13 of the Purchase Agreement."

5. Additional Adjustments to Warrant Exercise Price. In addition to, and without modification of, any other provision of Section 11 of the Warrant, this Amendment will add a new subsection (j) thereto to read as follows: "So long as this Warrant is outstanding, the Exercise Price then in effect shall be subject to successive adjustments, on a continuous basis, in the event that the mean average of the daily VWAP for any ten (10) consecutive Business Days is less than the then-current Exercise Price. In each such event, the Exercise Price shall be reduced to such mean average. Notwithstanding the foregoing, in no event shall the Exercise Price (i) or (ii) be reduced below $0.77 per share pursuant to this Section 11(j), as such per-share "floor" price may be adjusted by any forward splits or reverse splits or consolidations that may occur from and after the date of the Purchase Agreement. For the sake of clarity, the provisions of this Section 11(j) are in addition to (not in lieu of) the provisions set forth in Section 12.13 of the Purchase Agreement."

6. Incorporation Of All Miscellaneous Provisions. All of the Miscellaneous provisions of the Agreement, with the sole exception of Section 12.14, are incorporated herein by reference as if set forth in full hereat.

7. Preparation of Amendment/Independent Counsel. After Purchaser and the Company negotiated between themselves, this Amendment was prepared by Baker & Hostetler LLP, as special counsel to the Company. Baker & Hostetler LLP has not acted as legal or business counsel to any other party, including Purchaser. Purchaser acknowledges that it has had the opportunity to review this Agreement with its own legal and business counsel.

B-2

ANNEX B

If you are in agreement with the foregoing, please sign in the space provided below.

COMPANY:

LIVEDEAL, INC., a Nevada corporation

By:	/s/ Jon Isaac
Name:	Jon Isaac
Its:	Chief Executive Officer

The foregoing is hereby accepted and agreed to,

as of the date first above written, by Purchaser

signing below:

PURCHASER:

KINGSTON DIVERSIFIED HOLDINGS LLC

By:	/s/ Tudor Mihai Gavrila
Name:	Tudor Mihai Gavrila
Its:	Managing Member

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